Exhibit (b)(3)

Execution Version

CLASS A-1 NOTE PURCHASE AGREEMENT

(SERIES 2017-1 CLASS A-1 NOTES)

dated as of April 6, 2017

among

FOCUS BRANDS FUNDING LLC,

CARVEL FUNDING LLC and

MCALISTER’S FUNDING LLC,

as Co-Issuers,

CARVEL FUNDING HOLDCO LLC, FOCUS FUNDING HOLDCO LLC, MCALISTER’S FUNDING HOLDCO LLC, FOCUS BRANDS SYSTEMS LLC, AUNTIE ANNE’S FRANCHISOR SPV LLC, CARVEL FRANCHISOR SPV LLC, CINNABON FRANCHISOR SPV LLC, MCALISTER’S FRANCHISOR SPV LLC, MOE’S FRANCHISOR SPV LLC AND SCHLOTZSKY’S FRANCHISOR SPV LLC,

each as a Guarantor,

FOCUS BRANDS INC.,
as Manager,

CERTAIN CONDUIT INVESTORS,
each as a Conduit Investor,

CERTAIN FINANCIAL INSTITUTIONS,
each as a Committed Note Purchaser,

CERTAIN FUNDING AGENTS,

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH
as L/C Provider and as Swingline Lender,

and

BARCLAYS BANK PLC and

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH
as Co-Administrative Agents

i

ii

CLASS A-1 NOTE PURCHASE AGREEMENT

THIS CLASS A-1 NOTE PURCHASE AGREEMENT, dated as of April 6, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is made by and among:

(a)                                 FOCUS BRANDS FUNDING LLC, a Delaware limited liability company (the “Master Issuer”), CARVEL FUNDING LLC, a Delaware limited liability (“Carvel Funding”), MCALISTER’S FUNDING LLC, a Delaware limited liability company (“McAlister’s Funding”, and collectively with the Master Issuer and Carvel Funding, the “Co-Issuers” and each, a “Co-Issuer”),

(b)                                 CARVEL FUNDING HOLDCO LLC, FOCUS FUNDING HOLDCO LLC, MCALISTER’S FUNDING HOLDCO LLC, FOCUS BRANDS SYSTEMS LLC, AUNTIE ANNE’S FRANCHISOR SPV LLC, CARVEL FRANCHISOR SPV LLC, CINNABON FRANCHISOR SPV LLC, MCALISTER’S FRANCHISOR SPV LLC, MOE’S FRANCHISOR SPV LLC AND SCHLOTZSKY’S FRANCHISOR SPV LLC, each a Delaware limited liability company (each, a “Guarantor” and, collectively, the “Guarantors”),

(c)                                  FOCUS BRANDS INC., a Delaware corporation, as the manager (the “Manager”),

(d)                                 the several commercial paper conduits listed on Schedule I as Conduit Investors and their respective permitted successors and assigns (each, a “Conduit Investor” and, collectively, the “Conduit Investors”),

(e)                                  the several financial institutions listed on Schedule I as Committed Note Purchasers and their respective permitted successors and assigns (each, a “Committed Note Purchaser” and, collectively, the “Committed Note Purchasers”),

(f)                                   for each Investor Group, the financial institution entitled to act on behalf of the Investor Group set forth opposite the name of such Investor Group on Schedule I as Funding Agent and its permitted successors and assigns (each, the “Funding Agent” with respect to such Investor Group and, collectively, the “Funding Agents”),

(g)                                  COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as L/C Provider and as Swingline Lender,

(h)                                 BARCLAYS BANK PLC and COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH (“Rabo”), as co-administrative agents for the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider and the Swingline Lender (each, together with its permitted successors and assigns in such capacity, an “Administrative Agent” or a “Series 2017-1 Class A-1 Administrative Agent” and collectively, the “Administrative Agents” or the “Series 2017-1 Class A-1 Administrative Agents”; Rabo in its capacity as an Administrative Agent is also referred to as the “Funding Administrative Agent”).

BACKGROUND

1.                                      Contemporaneously with the execution and delivery of this Agreement, the Co-Issuers and Citibank, N.A., as Trustee and Series 2017-1 Securities Intermediary, are entering into the Series 2017-1 Supplement, of even date herewith (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Series 2017-1 Supplement”), to the Base Indenture, of even date herewith (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture” and, together with the Series 2017-1 Supplement and any other supplement to the Base Indenture, the “Indenture”), by and between the Co-Issuers, the Trustee and the Securities Intermediary, pursuant to which the Co-Issuers will issue the Series 2017-1 Class A-1 Notes (as defined in the Series 2017-1 Supplement) in accordance with the Indenture.

2.                                      The Co-Issuers wish to (a) issue the Series 2017-1 Class A-1 Advance Notes to each Funding Agent on behalf of the Investors in the related Investor Group, and obtain the agreement of the applicable Investors to make loans from time to time (each, an “Advance” or a “Series 2017-1 Class A-1 Advance” and, collectively, the “Advances” or the “Series 2017-1 Class A-1 Advances”) that will constitute the purchase of Series 2017-1 Class A-1 Outstanding Principal Amounts on the terms and conditions set forth in this Agreement; (b) issue the Series 2017-1 Class A-1 Swingline Note to the Swingline Lender and obtain the agreement of the Swingline Lender to make Swingline Loans on the terms and conditions set forth in this Agreement; and (c) issue the Series 2017-1 Class A-1 L/C Note to the L/C Provider and obtain the agreement of the L/C Provider to provide Letters of Credit on the terms and conditions set forth in this Agreement. L/C Obligations consisting of Unreimbursed L/C Drawings in connection with Letters of Credit issued pursuant to the Series 2017-1 Class A-1 L/C Note will constitute purchases of Series 2017-1 Class A-1 Outstanding Principal Amounts upon the incurrence of such L/C Obligations. The Series 2017-1 Class A-1 Advance Notes, the Series 2017-1 Class A-1 Swingline Note and the Series 2017-1 Class A-1 L/C Note constitute Series 2017-1 Class A-1 Notes. The Manager has joined in this Agreement to confirm certain representations, warranties and covenants made by it in favor of the Trustee and the Noteholders in the Transaction Documents for the benefit of each Lender Party.

ARTICLE I
DEFINITIONS

SECTION 1.01                                      Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used but not defined herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2017-1 Supplemental Definitions List attached to the Series 2017-1 Supplement as Annex A or in the Base Indenture Definitions List attached to the Base Indenture as Annex A, as applicable. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Agreement.  For all purposes under this Agreement, the Co-Issuers and the Guarantors are referred to herein collectively as the “Securitization Entities” and each, as a “Securitization Entity.”

ARTICLE II
PURCHASE AND SALE OF SERIES 2017-1 CLASS A-1 NOTES

SECTION 2.01                                      The Advance Notes. On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall request the Trustee to authenticate the Series 2017-1 Class A-1 Advance Notes, which the Co-Issuers shall deliver to each Funding Agent on behalf of the Investors in the related Investor Group on the Series 2017-1 Closing Date. Such Series 2017-1 Class A-1 Advance Note for each Investor Group shall be dated the Series 2017-1 Closing Date, shall be registered in the name of the related Funding Agent or its nominee, as agent for the related Investors, or in such other name or nominee as such Funding Agent may request, shall have a maximum principal amount equal to the Maximum Investor Group Principal Amount for such Investor Group, shall have an initial outstanding principal amount equal to such Investor Group’s Commitment Percentage of the Series 2017-1 Class A-1 Initial Advance Principal Amount, and shall be duly authenticated in accordance with the provisions of the Indenture.

SECTION 2.02                                      Advances.

(a)                       Subject to the terms and conditions of this Agreement and the Indenture, each Eligible Conduit Investor, if any, may, in its sole discretion, and if such Eligible Conduit Investor determines that it will not make (or it does not in fact make) an Advance or any portion of an Advance, its related Committed Note Purchaser(s) shall or, if there is no Eligible Conduit Investor with respect to any Investor Group, the Committed Note Purchaser(s) with respect to such Investor Group shall, upon the Co-Issuers’ request delivered in accordance with the provisions of Section 2.03 and the satisfaction of all conditions precedent thereto (or under the circumstances set forth in Section 2.05, 2.06 or 2.08), make Advances from time to time during the Commitment Term; provided that such Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed

Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided, further, if Unreimbursed L/C Drawings or Swingline Loans are outstanding as of any date on which Advances will be made pursuant to this Section 2.02(a) and such amounts are not being repaid with the proceeds of such Advances pursuant to Section 2.03, such Advances (or applicable portions thereof) shall be made ratably by each Investor Group that does not include the L/C Provider or the Swingline Lender based on their respective Commitment Percentages and among the Committed Note Purchasers within each such Investor Group based on their respective Committed Note Purchaser Percentages until the Series 2017-1 Class A-1 Outstanding Principal Amount attributable to each Investor Group including the Series 2017-1 Class A-1 Outstanding Subfacility Amount attributable to the Investor Group that includes the L/C Provider or the Swingline Lender is pro rata based on their respective Commitment Percentages and thereafter any remaining portion of such Advance and any further Advances will continue to be made ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each such Investor Group based on their respective Committed Note Purchaser Percentages; provided, further, that if, as a result of any Committed Note Purchaser (a “Non-Funding Committed Note Purchaser”) failing to make any previous Advance that such Non-Funding Committed Note Purchaser was required to make, outstanding Advances are not held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each Investor Group based on their respective Committed Note Purchaser Percentages at the time a request for Advances is made, (x) such Non-Funding Committed Note Purchaser shall make all of such Advances until outstanding Advances are held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each Investor Group based on their respective Committed Note Purchaser Percentages and (y) further Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided, further, that the failure of a Non-Funding Committed Note Purchaser to make Advances pursuant to the immediately preceding proviso shall not, subject to the immediately following proviso, relieve any other Committed Note Purchaser of its obligation hereunder, if any, to make Advances in accordance with Section 2.03(b)(i); provided, further, that, subject, in the case of clause (i) below, to Section 2.03(b)(ii), no Advance shall be required or permitted to be made by any Investor on any date to the extent that, after giving effect to such Advance, (i) the related Investor Group Principal Amount would exceed the related Maximum Investor Group Principal Amount or (ii) the Series 2017-1 Class A-1 Outstanding Principal Amount would exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount.

(b)                       Notwithstanding anything herein or in any other Transaction Document to the contrary, at no time will a Conduit Investor be obligated to make Advances hereunder. If at any time any Conduit Investor is not an Eligible Conduit Investor, such Conduit Investor shall promptly notify the Funding Administrative Agent (who shall promptly notify the other Administrative Agent, the related Funding Agent and the Co-Issuers) thereof.

(c)                        Each of the Advances to be made on any date shall be made as part of a single borrowing (each such single borrowing being a “Borrowing”). The Advances made as part of the initial Borrowing on the Series 2017-1 Closing Date, if any, will be evidenced by the Series 2017-1 Class A-1 Advance Notes issued in connection herewith and will constitute purchases of Series 2017-1 Class A-1 Initial Advance Principal Amounts corresponding to the amount of such Advances. All of the other Advances will constitute Increases evidenced by the Series 2017-1 Class A-1 Advance Notes issued in connection herewith and will constitute purchases of Series 2017-1 Class A-1 Outstanding Principal Amounts corresponding to the amount of such Advances.

(d)                       Section 2.2(b) of the Series 2017-1 Supplement specifies the procedures to be followed in connection with any Voluntary Decrease of the Series 2017-1 Class A-1 Outstanding Principal Amount. Each such Voluntary Decrease in respect of any Advances shall be either (i) in an aggregate minimum principal amount of $200,000 and integral multiples of $100,000 in excess thereof or (ii) in such other amount necessary to reduce the Series 2017-1 Class A-1 Outstanding Principal Amount to zero.

(e)                        Subject to the terms of this Agreement and the Series 2017-1 Supplement, the aggregate principal amount of the Advances evidenced by the Series 2017-1 Class A-1 Advance Notes may be

increased by Borrowings or decreased by Voluntary Decreases from time to time.

(f)                         In the event that any reallocation of the Series 2017-1 Class A-1 Outstanding Principal Amount required to be made to ensure that the Series 2017-1 Class A-1 Outstanding Principal Amount attributable to each Investor Group is pro rata based on its respective Commitment Percentage would give rise to Series 2017-1 Class A-1 Breakage Amounts, the related breakage shall occur with respect to the applicable Advance or Swingline Loan closest to maturity.

SECTION 2.03                                      Borrowing Procedures.

(a)                       Whenever the Co-Issuers wish to make a Borrowing, the Co-Issuers shall (or shall cause the Manager on their behalf to) notify the Funding Administrative Agent (who shall promptly, and in any event by 4:00 p.m. (New York City time) on the same Business Day as its receipt of the same, notify each Funding Agent of its pro rata share thereof (or other required share, as required pursuant to Section 2.02(a)) and notify the other Administrative Agent, the Trustee, the Control Party, the Swingline Lender and the L/C Provider in writing of such Borrowing) by written notice in the form of an Advance Request delivered to the Funding Administrative Agent no later than 12:00 p.m. (New York City time) two Business Days (or, in the case of any Eurodollar Advances for purposes of Section 3.01(b), two (2) Eurodollar Business Days) prior to the date of such Borrowing (unless a shorter period is agreed upon by the Administrative Agents and the L/C Provider, the L/C Issuing Bank, the Swingline Lender or the Funding Agents, as applicable), which date of Borrowing shall be a Business Day during the Commitment Term. Each such notice shall be irrevocable and shall in each case refer to this Agreement and specify (i) the Borrowing date, (ii) the aggregate amount of the requested Borrowing to be made on such date, (iii) at the election of the Co-Issuers, the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings (if applicable) to be repaid with the proceeds of such Borrowing on the Borrowing date, which amount shall constitute all outstanding Swingline Loans and Unreimbursed L/C Drawings outstanding on the date of such notice that are not prepaid with other funds of the Co-Issuers available for such purpose, and (iv) sufficient instructions for application of the balance, if any, of the proceeds of such Borrowing on the Borrowing date (which proceeds shall be made available to the Co-Issuers). Requests for any Borrowing may not be made in an aggregate principal amount of less than $500,000 or in an aggregate principal amount that is not an integral multiple of $100,000 in excess thereof (or in each case such other amount as agreed to by the Administrative Agents), except as otherwise provided herein with respect to Borrowings for the purpose of repaying then-outstanding Swingline Loans or Unreimbursed L/C Drawings. Subject to the provisos to Section 2.02(a), each Borrowing shall be ratably allocated among the Investor Groups’ respective Maximum Investor Group Principal Amounts. Each Funding Agent shall promptly advise its related Conduit Investor, if any, of any notice given pursuant to this Section 2.03(a) and shall promptly thereafter (but in no event later than 10:00 a.m. (New York City time) on the date of Borrowing) notify the Funding Administrative Agent, the Co-Issuers and the related Committed Note Purchaser(s) whether such Conduit Investor has determined to make all or any portion of the Advances in such Borrowing that are to be made by its Investor Group. On the date of each Borrowing and subject to the other conditions set forth herein and in the Series 2017-1 Supplement (and, if requested by an Administrative Agent, confirmation from the Swingline Lender and the L/C Provider, as applicable, as to (x) the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings to be repaid with the proceeds of such Borrowing on the Borrowing date, (y) the Undrawn L/C Face Amount of all Letters of Credit then outstanding and (z) the principal amount of any other Swingline Loans or Unreimbursed L/C Drawings then outstanding), the applicable Investors in each Investor Group shall make available to the Funding Administrative Agent the amount of the Advances in such Borrowing that are to be made by such Investor Group by wire transfer in U.S. Dollars of such amount in same day funds no later than 11:00 a.m. (New York City time) on the date of such Borrowing, and upon receipt thereof the Funding Administrative Agent shall make such proceeds available by 3:00 p.m. (New York City time), first, if applicable, to the Swingline Lender and the L/C Provider for application to repayment of the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings as set forth in the applicable Advance Request, ratably in proportion to such respective amounts, and, second, to the Co-Issuers, as instructed in the applicable Advance Request.

(b)                       (i) The failure of any Committed Note Purchaser to make the Advance to be made by it as part of any Borrowing shall not relieve any other Committed Note Purchaser (whether or not in the same Investor Group) of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Committed Note Purchaser shall be responsible for the failure of any other Committed Note Purchaser to make the

Advance to be made by such other Committed Note Purchaser on the date of any Borrowing and (ii) in the event that one or more Committed Note Purchasers fails to make its Advance by 11:00 a.m. (New York City time) on the date of such Borrowing, the Funding Administrative Agent shall notify each of the other Committed Note Purchasers not later than 1:00 p.m. (New York City time) on such date, and each of the other Committed Note Purchasers shall make available to the Funding Administrative Agent a supplemental Advance in a principal amount (such amount, the “reference amount”) equal to the lesser of (a) the aggregate principal Advance that was unfunded multiplied by a fraction, the numerator of which is the Commitment Amount of such Committed Note Purchaser and the denominator of which is the aggregate Commitment Amounts of all Committed Note Purchasers (less the aggregate Commitment Amount of the Committed Note Purchasers failing to make Advances on such date) and (b) the excess of (i) such Committed Note Purchaser’s Commitment Amount over (ii) the product of such Committed Note Purchaser’s related Investor Group Principal Amount multiplied by such Committed Note Purchaser’s Committed Note Purchaser Percentage (after giving effect to all prior Advances on such date of Borrowing) (provided that a Committed Note Purchaser may (but shall not be obligated to), on terms and conditions to be agreed upon by such Committed Note Purchaser and the Co-Issuers, make available to the Funding Administrative Agent a supplemental Advance in a principal amount in excess of the reference amount; provided, however, that no such supplemental Advance shall be permitted to be made to the extent that, after giving effect to such Advance, the Series 2017-1 Class A-1 Outstanding Principal Amount would exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount). Such supplemental Advances shall be made by wire transfer in U.S. Dollars in same day funds no later than 3:00 p.m. (New York City time) one (1) Business Day following the date of such Borrowing, and upon receipt thereof the Funding Administrative Agent shall immediately make such proceeds available, first, if applicable, to the Swingline Lender and the L/C Provider for application to repayment of the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings as set forth in the applicable Advance Request, ratably in proportion to such respective amounts, and, second, to the Co-Issuers, as instructed in the applicable Advance Request. If any Committed Note Purchaser which shall have so failed to fund its Advance shall subsequently pay such amount, the Funding Administrative Agent shall apply such amount pro rata to repay any supplemental Advances made by the other Committed Note Purchasers pursuant to this Section 2.03(b).

(c)                        Unless the Funding Administrative Agent shall have received notice from a Funding Agent prior to the date of any Borrowing that an applicable Investor in the related Investor Group will not make available to the Funding Administrative Agent such Investor’s share of the Advances to be made by such Investor Group as part of such Borrowing, the Funding Administrative Agent may (but shall not be obligated to) assume that such Investor has made such share available to the Funding Administrative Agent on the date of such Borrowing in accordance with Section 2.02(a) and the Funding Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Swingline Lender, the L/C Provider and/or the Co-Issuers, as applicable, on such date a corresponding amount, and shall, if such corresponding amount has not been made available by the Funding Administrative Agent, make available to the Swingline Lender, the L/C Provider and/or the Co-Issuers, as applicable, on such date a corresponding amount once such Investor has made such portion available to the Funding Administrative Agent. If and to the extent that any Investor shall not have so made such amount available to the Funding Administrative Agent, such Investor and the Co-Issuers jointly and severally agree to repay (without duplication) to the Funding Administrative Agent on the next Weekly Allocation Date such corresponding amount (in the case of the Co-Issuers, in accordance with the Priority of Payments), together with interest thereon, for each day from the date such amount is made available to the Co-Issuers until the date such amount is repaid to the Funding Administrative Agent, at (i) in the case of the Co-Issuers, the interest rate applicable at the time to the Advances comprising such Borrowing and (ii) in the case of such Investor, the Federal Funds Rate and without deduction by such Investor for any withholding taxes. If such Investor shall repay to the Funding Administrative Agent such corresponding amount, such amount so repaid shall constitute such Investor’s Advance as part of such Borrowing for purposes of this Agreement.

SECTION 2.04                                      The Series 2017-1 Class A-1 Notes. On each date an Advance or Swingline Loan is made or a Letter of Credit is issued hereunder, and on each date the outstanding amount thereof is reduced, a duly authorized officer, employee or agent of the related Series 2017-1 Class A-1 Noteholder shall make appropriate notations in its books and records of the amount, evidenced by the related Series 2017-1 Class A-1 Advance Note, Series 2017-1 Class A-1 Swingline Note or Series 2017-1 Class A-1 L/C Note, of such Advance, Swingline Loan or Letter of Credit, as applicable, and the amount of such reduction, as applicable. The Co-Issuers hereby authorize each duly authorized officer, employee and agent of such Series 2017-1 Class A-1 Noteholder to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded; provided, however, that in the event of a discrepancy between the books and records of such Series 2017-1 Class A-1 Noteholder and the records maintained by the Trustee pursuant to the Indenture, such discrepancy shall be resolved by such Series 2017-1 Class A-1 Noteholder, the Control Party and the Trustee, in consultation with the Co-Issuers (provided that such consultation with the Co-Issuers will not in any way limit or delay such Series 2017-1 Class A-1 Noteholder’s, the Control Party’s and the Trustee’s ability to resolve such discrepancy), and such resolution shall control in the absence of manifest error; provided further that the failure of any such notation to be made, or any finding that a notation is incorrect, in any such records shall not limit or otherwise affect the obligations of the Co-Issuers under this Agreement or the Indenture.

SECTION 2.05                                      Reduction in Commitments.

(a)                                 The Co-Issuers may, upon at least three (3) Business Days’ notice to the Funding Administrative Agent (who shall promptly notify the other Administrative Agent, the Trustee, the Control Party, each Funding Agent and each Investor), effect a permanent reduction in the Series 2017-1 Class A-1 Notes Maximum Principal Amount and a corresponding reduction in each Commitment Amount and Maximum Investor Group Principal Amount on a pro rata basis; provided that (i) any such reduction will be limited to the undrawn portion of the Commitments, although any such reduction may be combined with a Voluntary Decrease effected pursuant to and in accordance with Section 2.2(b) of the Series 2017-1 Supplement, (ii) any such reduction must be in a minimum amount of $1,000,000, (iii) after giving effect to such reduction, the Series 2017-1 Class A-1 Notes Maximum Principal Amount equals or exceeds $5,000,000, unless reduced to zero, and (iv) no such reduction shall be permitted if, after giving effect thereto, (x) the aggregate Commitment Amounts would be less than the Series 2017-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts with respect to which cash collateral is held by the L/C Provider pursuant to Section 4.03(b)) or (y) the aggregate Commitment Amounts would be less than the sum of the Swingline Commitment and the L/C Commitment. Any reduction made pursuant to this Section 2.05(a) shall be made ratably among the Investor Groups on the basis of their respective Maximum Investor Group Principal Amounts.

(b)                                 If any of the following events shall occur, then the Commitment Amounts shall be automatically and permanently reduced on the dates and in the amounts set forth below with respect to the applicable event and the other consequences set forth below with respect to the applicable event shall ensue (and the Co-Issuers shall give the Trustee, the Control Party, each Funding Agent and each Administrative Agent prompt written notice thereof):

(i)                                     if the Outstanding Principal Amount of the Series 2017-1 Class A-1 Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) by the Business Day immediately preceding the Class A-1 Notes Renewal Date, (A) on such Business Day, (x) the principal amount of all then-outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances made on such date (and the Co-Issuers shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made), and (y) the Swingline Commitment and the L/C Commitment shall both be automatically and permanently reduced to zero and (B) (x) all undrawn portions of the Commitments shall automatically and permanently terminate and the corresponding portions of the Series 2017-1 Class A-1 Notes Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount (with respect to the Maximum Investor Group Principal Amounts, on a pro rata basis) and (y) each payment of principal on the Series 2017-1 Class A-1 Outstanding Principal Amount occurring on or following such Business Day shall result automatically and permanently in a dollar-for-dollar reduction of the Series 2017-1 Class A-1 Notes Maximum Principal Amount and a corresponding reduction in each Maximum Investor Group Principal Amount on a pro rata basis;

(ii)                                  if a Rapid Amortization Event (other than a Rapid Amortization Event triggered by an Event of Default) occurs and is continuing (and shall not have been waived as provided in the Base Indenture) prior to the Class A-1 Notes Renewal Date, then (A) on the date such Rapid Amortization Event occurs, (x) all undrawn portions of the Commitments shall automatically and permanently terminate, which termination shall be deemed to have occurred immediately following the making of Advances pursuant to clause (B) below, and the corresponding portions of the Series 2017-1 Class A-1 Notes Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount (with respect to the Maximum Investor Group Principal Amounts, on a pro rata basis), (B) no later than the second Business Day after the occurrence of such Rapid Amortization Event, the principal amount of all then-outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances (and the Co- Issuers shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made) and the Swingline Commitment shall be automatically reduced to zero and the L/C Commitment shall be automatically reduced by the unused portion thereof and such amount of Unreimbursed L/C Drawings repaid by such Advances; and (C) each payment of principal (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02, 4.03(a), 4.03(b) and 9.18(c)(ii)) on the Series 2017-1 Class A-1 Outstanding Principal Amount occurring on or after the date of such Rapid Amortization Event (excluding the repayment of any outstanding Swingline Loans and Unreimbursed L/C Drawings with proceeds of Advances pursuant to clause (B) above) shall result automatically and permanently in a dollar-for-dollar reduction of the Series 2017-1 Class A-1 Notes Maximum Principal Amount and a corresponding reduction in each Maximum Investor Group Principal Amount on a pro rata basis; provided that, in each case, if any Rapid Amortization Event occurring solely under clause (a) of the definition thereof shall cease to be in effect as a result of being waived in accordance with the Base Indenture, then the Commitments, Swingline Commitment, L/C Commitment, Series 2017-1 Class A-1 Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be restored to the amounts in effect immediately prior to the occurrence of such Rapid Amortization Event;

(iii)                               [Intentionally omitted];

(iv)                              if payments in connection with Indemnification Amounts, Release Prices, Asset Disposition Proceeds and Insurance/Condemnation Proceeds are allocated to and deposited in the Series 2017-1 Class A-1 Distribution Account in accordance with Section 3.6(i) of the Series 2017-1 Supplement at a time when either (i) no Senior Notes other than Series 2017-1 Class A-1 Notes are Outstanding or (ii) if the Outstanding Principal Amount of the Series 2017-1 Class A-1 Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) by the Class A-1 Notes Renewal Date and such event is continuing, then (x) the aggregate Commitment Amount shall be automatically and permanently reduced on the date of such deposit by an amount (the “Series 2017-1 Class A-1 Allocated Payment Reduction Amount”) equal to the amount of such deposit, and each Committed Note Purchaser’s Commitment Amount shall be reduced on a pro rata basis of such Series 2017-1 Class A-1 Allocated Payment Reduction Amount based on each Committed Note Purchaser’s Commitment Amount, (y) the corresponding portions of the Series 2017-1 Class A-1 Notes Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced on a pro rata basis based on each Investor Group’s Maximum Investor Group Principal Amount by a corresponding amount on such date (and, if after giving effect to such reduction the aggregate Commitment Amounts would be less than the sum of the Swingline Commitment and the L/C Commitment, then the aggregate amount of the Swingline Commitment and the L/C Commitment shall be reduced by the amount of such difference, with such reduction to be allocated between them in accordance with the written instructions of the Co-Issuers delivered prior to such date; provided that after giving effect thereto the aggregate amount of the Swingline Loans and the L/C Obligations do not exceed the Swingline Commitment and the L/C Commitment, respectively, as so reduced; provided further that in the absence of such instructions, such reduction shall be allocated first to the Swingline Commitment and then to the L/C Commitment) and (z) the Series 2017-1 Class A-1 Outstanding Principal Amount shall be repaid or prepaid (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02, 4.03(a), 4.03(b) and 9.18(c)(ii)) in an aggregate amount equal to such Series 2017-1 Class A-1 Allocated Payment Reduction Amount on the date and in the order required by Section 3.6(j) of the Series 2017-1 Supplement; and

(v)                                 if any Event of Default shall occur and be continuing (and shall not have been waived in accordance with the Base Indenture) and as a result the payment of the Series 2017-1 Class A-1 Notes is accelerated pursuant to the terms of the Base Indenture (and such acceleration shall not have been rescinded in accordance with the Base Indenture), the Series 2017-1 Class A-1 Notes Maximum Principal Amount, the Commitment Amounts, the Swingline Commitment, the L/C Commitment and the Maximum Investor Group Principal Amounts shall all be automatically and permanently reduced to zero upon such acceleration and the Co-Issuers shall (in accordance with the Series 2017-1 Supplement) cause the Series 2017-1 Class A-1 Outstanding Principal Amount to be paid in full (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02, 4.03(a), 4.03(b) and 9.18(c)(ii)) together with accrued interest, Series 2017-1 Class A-1 Notes Quarterly Commitment Fees Amounts payable pursuant to the Series 2017-1 Supplement, Series 2017-1 Class A-1 Notes Other Amounts and all other amounts then due and payable to the Lender Parties, the Administrative Agents and the Funding Agents under this Agreement and the other Transaction Documents and any unreimbursed Debt Service Advance, Collateral Protection Advance and Manager Advance (in each case, with interest thereon at the Advance Interest Rate), in each case subject to and in accordance with the provisions of the Base Indenture, including the Priority of Payments.

SECTION 2.06                                      Swingline Commitment.

(a)                                 On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall cause the Trustee to authenticate the Series 2017-1 Class A-1 Swingline Note, which the Co-Issuers shall deliver to the Swingline Lender on the Series 2017-1 Closing Date. Such Series 2017-1 Class A-1 Swingline Note shall be dated the Series 2017-1 Closing Date, shall be registered in the name of the Swingline Lender or its nominee, or in such other name as the Swingline Lender may request, shall have a maximum principal amount equal to the Swingline Commitment, shall have an initial outstanding principal amount equal to the Series 2017-1 Class A-1 Initial Swingline Principal Amount, and shall be duly authenticated in accordance with the provisions of the Indenture. Subject to the terms and conditions hereof, the Swingline Lender, in reliance on the agreements of the Committed Note Purchasers set forth in this Section 2.06, agrees to make swingline loans (each, a “Swingline Loan” or a “Series 2017-1 Class A-1 Swingline Loan” and, collectively, the “Swingline Loans” or the “Series 2017-1 Class A-1 Swingline Loans”) to the Co-Issuers from time to time during the period commencing on the Series 2017-1 Closing Date and ending on the date that is two (2) Business Days prior to the Commitment Termination Date; provided that the Swingline Lender shall have no obligation or right to make any Swingline Loan if, after giving effect thereto, (i) the aggregate principal amount of Swingline Loans outstanding would exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Advances hereunder, may exceed the Swingline Commitment then in effect) or (ii) the Series 2017-1 Class A-1 Outstanding Principal Amount would exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount. Each such borrowing of a Swingline Loan will constitute a Subfacility Increase in the outstanding principal amount evidenced by the Series 2017-1 Class A-1 Swingline Note in an amount corresponding to such borrowing. Subject to the terms of this Agreement and the Series 2017-1 Supplement, the outstanding principal amount evidenced by the Series 2017-1 Class A-1 Swingline Note may be increased by borrowings of Swingline Loans or decreased by payments of principal thereon from time to time.

(b)                                 Whenever the Co-Issuers desire that the Swingline Lender make Swingline Loans, the Co-Issuers shall (or shall cause the Manager on their behalf to) give the Swingline Lender and the Funding Administrative Agent irrevocable notice in writing not later than 11:00 a.m. (New York City time) on the proposed borrowing date, specifying (i) the amount to be borrowed, (ii) the requested borrowing date (which shall be a Business Day during the Commitment Term not later than the date that is two (2) Business Days prior to the Commitment Termination Date) and (iii) the payment instructions for the proceeds of such borrowing (which shall be consistent with the terms and provisions of this Agreement and the Indenture and which proceeds shall be made available to the Co-Issuers). Such notice shall be in the form attached hereto as Exhibit A-2 hereto (a “Swingline Loan Request”). Promptly upon receipt of any Swingline Loan Request (but in no event later than 2:00 p.m. (New York City time) on the date of such receipt), the Swingline Lender shall promptly notify the other Administrative Agent, the Control Party and the Trustee thereof in writing. Each borrowing under the Swingline Commitment shall be in a minimum amount equal to $100,000. Promptly upon receipt of any Swingline Loan Request (but in no event later than 2:00 p.m. (New York City time) on the date of such receipt), the Funding Administrative Agent (based, with respect to any portion of the Series 2017-1 Class A-1 Outstanding Subfacility Amount held by any Person other than the Funding Administrative Agent, solely on written notices received by the Funding Administrative Agent under this Agreement) will inform the Swingline Lender whether or not, after giving effect to the requested Swingline Loan, the Series 2017-1 Class A-1 Outstanding Principal Amount would exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount. If the Funding Administrative Agent confirms that the Series 2017-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount after giving effect to the requested Swingline Loan, then not later than 3:00 p.m. (New York City time) on the borrowing date specified in the Swingline Loan Request, subject to the other conditions set forth herein and in the Series 2017-1 Supplement, the Swingline Lender shall make available to the Co-Issuers in accordance with the payment instructions set forth in such notice an amount in immediately available funds equal to the amount of the requested Swingline Loan.

(c)                                  The Co-Issuers hereby agree that each Swingline Loan made by the Swingline Lender to the Co-Issuers pursuant to Section 2.06(a) shall constitute the promise and obligation of the Co-Issuers to pay to the Swingline Lender the aggregate unpaid principal amount of all Swingline Loans made by such Swingline Lender pursuant to Section 2.06(a), which amounts shall be due and payable (whether at maturity or by acceleration) as set forth in this Agreement and in the Indenture for the Series 2017-1 Class A-1 Outstanding Principal Amount.

(d)                                 In accordance with Section 2.03(a), the Co-Issuers agree to cause requests for Borrowings to be made at least one time per month, for each month any Swingline Loans are outstanding for at least ten (10) Business Days during such month, if any Swingline Loans are outstanding, in amounts at least sufficient to repay in full all Swingline Loans outstanding on the date of the applicable request. In accordance with Section 3.01(c), outstanding Swingline Loans shall bear interest at the Base Rate.

(e)                                  If prior to the time Advances would have otherwise been made pursuant to Section 2.06(d), an Event of Bankruptcy shall have occurred and be continuing with respect to any Co-Issuer or any Guarantor or if for any other reason, as determined by the Swingline Lender in its sole and absolute discretion, Advances may not be made as contemplated by Section 2.06(d), each Committed Note Purchaser shall, on the date such Advances were to have been made pursuant to the notice referred to in Section 2.06(d), purchase for cash an undivided participating interest in the then-outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) its Committed Note Purchaser Percentage multiplied by (ii) the related Investor Group’s Commitment Percentage multiplied by (iii) the aggregate principal amount of Swingline Loans then outstanding that was to have been repaid with such Advances.

(f)                                   Whenever, at any time after the Swingline Lender has received from any Investor such Investor’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Investor its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Investor’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Investor’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Investor will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(g)                                  Each applicable Investor’s obligation to make the Advances referred to in Section 2.06(d) and each Committed Note Purchaser’s obligation to purchase participating interests pursuant to Section 2.06(e) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Investor, Committed Note Purchaser or any Co-Issuer may have against the Swingline Lender, any Co-Issuer or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VII other than at the time the related Swingline Loan was made; (iii) any adverse change in the condition

(financial or otherwise) of any Co-Issuer; (iv) any breach of this Agreement or any other Indenture Document by any Co-Issuer or any other Person; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(h)                                 The Co-Issuers may, upon at least three (3) Business Days’ notice to the Funding Administrative Agent and the Swingline Lender, effect a permanent reduction in the Swingline Commitment; provided that any such reduction will be limited to the undrawn portion of the Swingline Commitment. If requested by the Co-Issuers in writing and with the prior written consent of the Swingline Lender and the Administrative Agents, the Swingline Lender may (but shall not be obligated to) increase the amount of the Swingline Commitment; provided that, after giving effect thereto, the aggregate amount of each of the Outstanding Series 2017-1 Class A-1 Note Advances, the Swingline Commitment and the L/C Commitment does not exceed the aggregate amount of the Commitments.

(i)                                     The Co-Issuers may, upon notice to the Swingline Lender (who shall promptly notify the Funding Administrative Agent and the Trustee thereof in writing), at any time and from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that (x) such notice must be received by the Swingline Lender not later than 1:00 p.m. (New York City time) on the date of the prepayment, (y) any such prepayment shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or in each case such other amount as agreed to by the Administrative Agents) or, if less, the entire principal amount thereof then outstanding and (z) if the source of funds for such prepayment is not a Borrowing, there shall be no unreimbursed Debt Service Advance, Collateral Protection Advance or Manager Advance (or interest thereon) at such time. Each such notice shall specify the date and amount of such prepayment. If such notice is given, the Co-Issuers shall make such prepayment directly to the Swingline Lender and the payment amount specified in such notice shall be due and payable on the date specified therein.

SECTION 2.07                                      L/C Commitment.

(a)                                 Subject to the terms and conditions hereof, the L/C Provider (or its permitted assigns pursuant to Section 9.17), in reliance on the agreements of the Committed Note Purchasers set forth in Sections 2.08 and 2.09, agrees to provide standby letters of credit, including Interest Reserve Letters of Credit (each, a “Letter of Credit” and, collectively, the “Letters of Credit”) for the account of any Co-Issuer or its designee on any Business Day during the period commencing on the Series 2017-1 Closing Date and ending on the date that is ten (10) Business Days prior to the Commitment Termination Date to be issued in accordance with Section 2.07(h) in such form as may be approved from time to time by the L/C Provider; provided that the L/C Provider shall have no obligation or right to provide any Letter of Credit on a requested issuance date if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the Series 2017-1 Class A-1 Outstanding Principal Amount would exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount.

Each Letter of Credit shall (x) be denominated in Dollars, (y) have a face amount of at least $25,000 or, if less than $25,000, shall bear a reasonable administrative fee to be agreed upon by the Co-Issuers and the L/C Provider and (z)expire no later than the earlier of (A) the first anniversary of its date of issuance and (B) the date that is ten (10) Business Days prior to the Commitment Termination Date (the “Required Expiration Date”); provided that any Letter of Credit may provide for the automatic renewal thereof for additional periods, each individually not to exceed one year (which shall in no event extend beyond the Required Expiration Date) unless the L/C Provider notifies each beneficiary of such Letter of Credit at least thirty (30) calendar days prior to the then-applicable expiration date (or no later than the applicable notice date, if earlier, as specified in such Letter of Credit) that such Letter of Credit shall not be renewed; provided further that any Letter of Credit may have an expiration date that is later than the Required Expiration Date so long as either (x) the Undrawn L/C Face Amount with respect to such Letter of Credit has been fully cash collateralized by the Co-Issuers in accordance with Section 4.02 or 4.03 as of the Required Expiration Date and there are no other outstanding L/C Obligations with respect to such Letter of Credit as of the Required Expiration Date or (y) other than with respect to Interest Reserve Letters of Credit, arrangements satisfactory to the L/C Provider in its sole and absolute discretion have been made with the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) pursuant to Section 4.04 such that such Letter of Credit shall cease to be deemed outstanding or to be deemed a “Letter of Credit” for purposes of this

Agreement as of the Commitment Termination Date.

Additionally, each Interest Reserve Letter of Credit shall (1) name each of (A) the Trustee, for the benefit of the Senior Noteholders or the Senior Subordinated Noteholders, as applicable, and (B) the Control Party, as the beneficiaries thereof; (2) allow the Trustee or the Control Party to submit a notice of drawing in respect of such Interest Reserve Letter of Credit whenever amounts would otherwise be required to be withdrawn from the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, pursuant to the Indenture; and (3) indicate by its terms that the proceeds in respect of drawings under such Interest Reserve Letter of Credit shall be paid directly into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable.

The L/C Provider shall not at any time be obligated to (I) provide any Letter of Credit hereunder if such issuance would violate, or cause any L/C Issuing Bank to exceed any limits imposed by, any applicable Requirement of Law or (II) amend any Letter of Credit hereunder if (1) the L/C Provider would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (2) each beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b)                                 On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall cause the Trustee to authenticate the Series 2017-1 Class A-1 L/C Note, which the Co-Issuers shall deliver to the L/C Provider on the Series 2017-1 Closing Date. Such Series 2017-1 Class A-1 L/C Note shall be dated the Series 2017-1 Closing Date, shall be registered in the name of the L/C Provider or in such other name or nominee as the L/C Provider may request, shall have a maximum principal amount equal to the L/C Commitment, shall have an initial outstanding principal amount equal to the Series 2017-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount, and shall be duly authenticated in accordance with the provisions of the Indenture. Each issuance of a Letter of Credit after the Series 2017-1 Closing Date will constitute an Increase in the outstanding principal amount evidenced by the Series 2017-1 Class A-1 L/C Note in an amount corresponding to the Undrawn L/C Face Amount of such Letter of Credit. All L/C Obligations (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under the Series 2017-1 Class A-1 L/C Note and shall be deemed to be Series 2017-1 Class A-1 Outstanding Principal Amounts for all purposes of this Agreement, the Indenture and the other Transaction Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. Subject to the terms of this Agreement and the Series 2017-1 Supplement, each issuance of a Letter of Credit will constitute a Subfacility Increase in the outstanding principal amount evidenced by the Series 2017-1 Class A-1 L/C Note and the expiration of any Letter of Credit or reimbursements of any Unreimbursed L/C Drawings thereunder or other circumstances resulting in the permanent reduction in any Undrawn L/C Face Amounts from time to time will constitute a Subfacility Decrease in the outstanding principal amount evidenced by the Series 2017-1 Class A-1 L/C Note.  The L/C Provider and the Co-Issuers agree to promptly notify the Administrative Agents and the Trustee of any such decreases for which notice to the Administrative Agents is not otherwise provided hereunder.

(c)                                  The Co-Issuers may (or shall cause the Manager on its behalf to) from time to time request that the L/C Provider provide a new Letter of Credit by delivering to the L/C Provider at its address for notices specified herein an Application therefor (in the form required by the applicable L/C Issuing Bank as notified to the Co-Issuers by the L/C Provider), completed to the satisfaction of the L/C Provider, and such other certificates, documents and other papers and information as the L/C Provider may reasonably request on behalf of the L/C Issuing Bank.  Upon receipt of any completed Application, the L/C Provider will notify the Administrative Agents and the Trustee in writing of the amount, the beneficiary or beneficiaries and the requested expiration of the requested Letter of Credit (which shall comply with Section 2.07(a) and (i)) and, subject to the other conditions set forth herein and in the Series 2017-1 Supplement and upon receipt of written confirmation from the Funding Administrative Agent (based, with respect to any portion of the Series 2017-1 Class A-1 Outstanding Subfacility Amount held by any Person other than the Funding Administrative Agent, solely on written notices received by the Funding Administrative Agent under this Agreement) that after giving effect to the requested issuance, the Series 2017-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount (provided that the L/C Provider shall be entitled to rely upon any written statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons of the Funding Administrative Agent for

purposes of determining whether the L/C Provider received such prior written confirmation from the Funding Administrative Agent with respect to any Letter of Credit), the L/C Provider will cause such Application and the certificates, documents and other papers and information delivered in connection therewith to be processed in accordance with the L/C Issuing Bank’s customary procedures and shall promptly provide the Letter of Credit requested thereby (but in no event shall the L/C Provider be required to provide any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto, as provided in Section 2.07(a)) by issuing the original of such Letter of Credit to the beneficiary or beneficiaries thereof or as otherwise may be agreed to by the L/C Provider and the Co-Issuers. The L/C Provider shall furnish a copy of such Letter of Credit to the Manager (with a copy to the Administrative Agents) promptly following the issuance thereof. The L/C Provider shall promptly furnish to the Funding Administrative Agent, which shall in turn promptly furnish to the other Administrative Agent, the Funding Agents, the Investors, the Control Party and the Trustee, written notice of the issuance of each Letter of Credit (including the amount thereof).

(d)                                 The Co-Issuers shall pay to the L/C Provider the L/C Quarterly Fees (as defined in the Series 2017-1 Class A-1 Notes Fee Letter, the “L/C Quarterly Fees”) in accordance with the terms of the Series 2017-1 Class A-1 Notes Fee Letter and subject to the Priority of Payments.

(e)                                  [Intentionally omitted.]

(f)                                   To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article II, the provisions of this Article II shall apply.

(g)                                  The Co-Issuers may, upon at least three (3) Business Days’ notice to the Administrative Agents and the L/C Provider, effect a permanent reduction in the L/C Commitment; provided that any such reduction will be limited to the undrawn portion of the L/C Commitment. If requested by the Co-Issuers in writing and with the prior written consent of the L/C Provider and the Administrative Agents, the L/C Provider may (but shall not be obligated to) increase the amount of the L/C Commitment; provided that, after giving effect thereto, the aggregate amount of each of the Outstanding Series 2017-1 Class A-1 Note Advances, the Swingline Commitment and the L/C Commitment does not exceed the aggregate amount of the Commitments.

(h)                                 The L/C Provider shall satisfy its obligations under this Section 2.07 with respect to providing any Letter of Credit hereunder by issuing such Letter of Credit itself or through an Affiliate if the L/C Issuing Bank Rating Test is satisfied with respect to such Affiliate and the issuance of such Letter of Credit. If the L/C Issuing Bank Rating Test is not satisfied with respect to such Affiliate and the issuance of such Letter of Credit, a Person selected by the Co-Issuers (at the expense of the L/C Provider) shall issue such Letter of Credit; provided that such Person and issuance of such Letter of Credit satisfies the L/C Issuing Bank Rating Test (the L/C Provider (or such Affiliate of the L/C Provider) in its capacity as the issuer of such Letter of Credit or such other Person selected by the Co-Issuers (at the expense of the L/C Provider) being referred to as the “L/C Issuing Bank” with respect to such Letter of Credit). The “L/C Issuing Bank Rating Test” is a test that is satisfied with respect to a Person issuing a Letter of Credit if the Person is a U.S. commercial bank that has, at the time of the issuance of such Letter of Credit, (i) a short-term certificate of deposit rating of not less than “A-2” (or then equivalent grade) from S&P and (ii) a long-term unsecured debt rating of not less than “BBB+” (or then equivalent grade) from S&P or such other minimum long-term unsecured debt rating as may be reasonably required by the beneficiary or beneficiaries of such proposed Letter of Credit.

Each of the parties hereto shall execute any amendments to this Agreement reasonably requested by the Co-Issuers in order to have any letter of credit issued by a Person selected by the Co-Issuers pursuant to this Section 2.07(h) or Section 5.17 of the Base Indenture be a “Letter of Credit” that has been issued hereunder and such Person selected by the Co-Issuers be an “L/C Issuing Bank”.

(i)                                     The L/C Provider and, if the L/C Provider is not the L/C Issuing Bank for any Letter of Credit, the L/C Issuing Bank shall be under no obligation to issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Provider or the L/C Issuing Bank, as applicable, from issuing the Letter of Credit, or (ii) any law applicable to the L/C Provider or the L/C Issuing Bank, as applicable, or any request or directive (which request or directive, in the reasonable judgment of the L/C Provider or the L/C Issuing Bank, as applicable, has the force of law) from any Governmental Authority with jurisdiction over the L/C Provider or the L/C Issuing Bank, as applicable, shall prohibit the L/C Provider or the L/C Issuing Bank, as applicable, from issuing of letters of credit generally or the Letter of Credit in particular.

(j)                                    Unless otherwise expressly agreed by the L/C Provider or the L/C Issuing Bank, as applicable, and the Co-Issuers when a Letter of Credit is issued, the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit issued hereunder.

(k)                                 For the avoidance of doubt, the L/C Commitment shall be a sub-facility limit of the Commitment Amounts and aggregate outstanding L/C Obligations as of any date of determination shall be a component of the Series 2017-1 Class A-1 Outstanding Principal Amount on such date of determination, pursuant to the definition thereof.

(l)                                     If, on the date that is ten (10) Business Days prior to the expiration of any Interest Reserve Letter of Credit, such Interest Reserve Letter of Credit has not been replaced or renewed and the Co-Issuers have not otherwise deposited funds into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, in the amounts that would otherwise be required pursuant to the Indenture had such Interest Reserve Letter of Credit not been issued, the Co-Issuers shall instruct the Control Party to submit a notice of drawing under such Interest Reserve Letter of Credit and use the proceeds thereof to fund a deposit into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, in an amount equal to the Senior Notes Interest Reserve Account Deficit Amount or the Senior Subordinated Notes Interest Reserve Account Deficit Amount, as applicable, on such date, in each case calculated as if such Interest Reserve Letter of Credit had not been issued.

SECTION 2.08                                      L/C Reimbursement Obligations.

(a)                                 For the purpose of reimbursing the payment of any draft presented under any Letter of Credit, the Co-Issuers agree to pay the L/C Provider, for its own account or for the account of the L/C Issuing Bank, as applicable, not later than five (5) Business Days after the day (subject to and in accordance with the Priority of Payments) on which the L/C Provider notifies the Co-Issuers and the Funding Administrative Agent (and in each case the Funding Administrative Agent shall promptly, and in any event by 4:00 p.m. (New York City time) on the same Business Day as its receipt of the same, notify the Funding Agents) of the date and the amount of such draft, an amount in Dollars equal to (A) the sum of (i) the amount of such draft so paid (the “L/C Reimbursement Amount”) and (ii) any taxes, fees, charges or other costs or expenses (including amounts payable pursuant to Section 3.02(c), and collectively, the “L/C Other Reimbursement Costs”) incurred by the L/C Issuing Bank in connection with such payment, minus (B) any such amounts repaid pursuant to Section 4.03(b). Unless the L/C Reimbursement Amount with respect thereto minus any such amounts repaid pursuant to Section 4.03(b) is repaid as set forth in the preceding sentence, each drawing under any Letter of Credit shall (unless an Event of Bankruptcy shall have occurred and be continuing with respect to any Co-Issuer or any Guarantor, in which cases the procedures specified in Section 2.09 for funding by Committed Note Purchasers shall apply) constitute a request by the Co-Issuers to the Funding Administrative Agent and each Funding Agent for a Base Rate Borrowing pursuant to Section 2.03 in the amount of the applicable L/C Reimbursement Amount minus any such amounts repaid pursuant to Section 4.03(b), and the Co-Issuers shall be deemed to have made such request pursuant to the procedures set forth in Section 2.03. The applicable L/C Other Reimbursement Amounts minus, without duplication, any such amounts repaid pursuant to Section 4.03(b), shall be paid as Class A-1 Notes Other Amounts subject to and in accordance with the Priority of Payments.  In the event such request for a Base Rate Borrowing is deemed to have been given, the applicable Investors in each Investor Group hereby agree to make Advances in an aggregate amount for each Investor Group equal to such Investor Group’s Commitment Percentage of the L/C Reimbursement Amount and L/C Other Reimbursement Costs to pay the L/C Provider. The Borrowing date with respect to such Borrowing shall be the first date on which a Base Rate Borrowing could be made pursuant to Section 2.03 if the Funding Administrative Agent had received a notice of such Borrowing at the time the Funding Administrative Agent receives notice from the L/C Provider of such drawing under such Letter of Credit. Such Investors shall make the amount of such Advances available to the Funding Administrative Agent in immediately available funds not later than 3:00 p.m. (New York City time) on such Borrowing date and the proceeds of such Advances shall be immediately made available by the Funding Administrative Agent to the L/C Provider for application to the reimbursement of such drawing.

(b)                                 The Co-Issuers’ obligations under Section 2.08(a) shall be absolute and unconditional, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances and irrespective of (i) any setoff, counterclaim or defense to payment that any Co-Issuer may have or has had against the L/C Provider, the L/C Issuing Bank, any beneficiary of a Letter of Credit or any other Person, (ii) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (iii) payment by the L/C Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) payment by the L/C Issuing Bank under a Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under the Bankruptcy Code or any other liquidation, conservatorship, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of any jurisdictions or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.08(b), constitute a legal or equitable discharge of, or provide a right of setoff against, any Co-Issuer’s obligations hereunder. The Co-Issuers also agree that the L/C Provider and the L/C Issuing Bank shall not be responsible for, and the Co-Issuers’ Reimbursement Obligations under Section 2.08(a) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among any Co-Issuer and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of any Co-Issuer against any beneficiary of such Letter of Credit or any such transferee. Neither the L/C Provider nor the L/C Issuing Bank shall be liable for any error, omission, interruption, loss or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Co-Issuers to the extent permitted by applicable law) caused by errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of the L/C Provider or the L/C Issuing Bank, as the case may be. The Co-Issuers agree that any action taken or omitted by the L/C Provider or the L/C Issuing Bank, as the case may be, under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence, bad faith or willful misconduct and in accordance with the standards of care specified in the UCC of the State of New York, shall be binding on the Co-Issuers and shall not result in any liability of the L/C Provider or the L/C Issuing Bank to any Co-Issuer. As between the Co-Issuers and the L/C Issuing Bank, the Co-Issuers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to such beneficiary’s or transferee’s use of any Letter of Credit. In furtherance of the foregoing and without limiting the generality thereof, the Co-Issuers agree with the L/C Issuing Bank that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. In connection with each Interest Reserve Letter of Credit, the Trustee as beneficiary shall be entitled to the benefit of every provision of the Base Indenture limiting the liability of or affording rights, benefits, protections, immunities or indemnities to the Trustee as if they were expressly set forth herein mutatis mutandis.

(c)                                  If any draft shall be presented for payment under any Letter of Credit for which the L/C Provider has Actual Knowledge, the L/C Provider shall promptly notify the Manager, the Control Party, the Co-Issuers and the Administrative Agents of the date and amount thereof. The responsibility of the applicable L/C Issuing Bank to the Co-Issuers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit and, in paying such draft, such L/C Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of any Person(s) executing or delivering any such document.

SECTION 2.09                                      L/C Participations.

(a)                       The L/C Provider irrevocably agrees to grant and hereby grants to each Committed Note Purchaser, and, to induce the L/C Provider to provide Letters of Credit hereunder (and, if the L/C Provider is not the L/C Issuing Bank for any Letter of Credit, to induce the L/C Provider to agree to reimburse such L/C Issuing Bank for any payment of any drafts presented thereunder), each Committed Note Purchaser irrevocably and unconditionally agrees to accept and purchase and hereby accepts and purchases from the L/C Provider, on the terms and conditions set forth below, for such Committed Note Purchaser’s own account and risk an undivided interest equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of the L/C Provider’s obligations and rights under and in respect of each Letter of Credit provided hereunder and the L/C Reimbursement Amount with respect to each draft paid or reimbursed by the L/C Provider in connection therewith. Subject to Section 2.07(c), each Committed Note Purchaser unconditionally and irrevocably agrees with the L/C Provider that, if a draft is paid under any Letter of Credit for which the L/C Provider is not paid in full by the Co-Issuers in accordance with the terms of this Agreement, such Committed Note Purchaser shall pay to the Funding Administrative Agent upon demand of the L/C Provider an amount equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of the L/C Reimbursement Amount with respect to such draft, or any part thereof, that is not so paid.

(b)                       If any amount required to be paid by any Committed Note Purchaser to the Funding Administrative Agent for forwarding to the L/C Provider pursuant to Section 2.09(a) in respect of any unreimbursed portion of any payment made or reimbursed by the L/C Provider under any Letter of Credit is paid to the Funding Administrative Agent for forwarding to the L/C Provider within three (3) Business Days after the date such payment is due, such Committed Note Purchaser shall pay to the Funding Administrative Agent for forwarding to the L/C Provider on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the L/C Provider, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Committed Note Purchaser pursuant to Section 2.09(a) is not made available to the Funding Administrative Agent for forwarding to the L/C Provider by such Committed Note Purchaser within three Business Days after the date such payment is due, the L/C Provider shall be entitled to recover from such Committed Note Purchaser, on demand, such amount with interest thereon calculated from such due date at the Base Rate. A certificate of the L/C Provider submitted to any Committed Note Purchaser with respect to any amounts owing under this Section 2.09(b), in the absence of manifest error, shall be conclusive and binding on such Committed Note Purchaser. Such amounts payable under this Section 2.09(b) shall be paid without any deduction for any withholding taxes.

(c)                        Whenever, at any time after payment has been made under any Letter of Credit and the L/C Provider has received from any Committed Note Purchaser its pro rata share of such payment in accordance with Section 2.09(a), the Funding Administrative Agent or the L/C Provider receives any payment related to such Letter of Credit (whether directly from any Co-Issuer or otherwise, including proceeds of collateral applied thereto by the L/C Provider), or any payment of interest on account thereof, the Funding Administrative Agent or the L/C Provider, as the case may be, will distribute to such Committed Note Purchaser its pro rata share thereof; provided, however, that in the event that any such payment received by the Funding Administrative Agent or the L/C Provider, as the case may be, shall be required to be returned by the Funding Administrative Agent or the L/C Provider, such Committed Note Purchaser shall return to the Funding Administrative Agent for the account of the L/C Provider the portion thereof previously distributed by the Funding Administrative Agent or the L/C Provider, as the case may be, to it.

(d)                       Each Committed Note Purchaser’s obligation to make the Advances referred to in Section 2.08(a) and to pay its pro rata share of any unreimbursed draft pursuant to Section 2.09(a) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Committed Note Purchaser or any Co-Issuer may have against the L/C Provider, any

L/C Issuing Bank, any Co-Issuer or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VII other than at the time the related Letter of Credit was issued; (iii) an adverse change in the condition (financial or otherwise) of any  Co-Issuer; (iv) any breach of this Agreement or any other Indenture Document by any Co-Issuer or any other Person; (v) any amendment, renewal or extension of any Letter of Credit in compliance with this Agreement or with the terms of such Letter of Credit, as applicable; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

ARTICLE III
INTEREST AND FEES

SECTION 3.01                                      Interest.

(a)                       To the extent that an Advance is funded or maintained by a Conduit Investor through the issuance of Commercial Paper, such Advance shall bear interest at the CP Rate applicable to such Conduit Investor. To the extent that, and only for so long as, an Advance is funded or maintained by a Conduit Investor through means other than the issuance of Commercial Paper (based on its determination in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper in the commercial paper market of the United States to finance its purchase or maintenance of such Advance or any portion thereof (which determination may be based on any allocation method employed in good faith by such Conduit Investor), including by reason of market conditions or by reason of insufficient availability under any of its Program Support Agreement or the downgrading of any of its Program Support Providers), such Advance shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any Eurodollar Interest Accrual Period, the Eurodollar Rate applicable to such Eurodollar Interest Accrual Period for such Advance, in each case except as otherwise provided in the definition of Eurodollar Interest Accrual Period or in Section 3.03 or 3.04.  Each Advance funded or maintained by a Committed Note Purchaser or a Program Support Provider shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any Eurodollar Interest Accrual Period, the Eurodollar Rate applicable to such Eurodollar Interest Accrual Period for such Advance, in each case except as otherwise provided in the definition of Eurodollar Interest Accrual Period or in Section 3.03 or 3.04. By (x) 11:00 a.m. (New York City time) on the second Business Day preceding each Quarterly Calculation Date, each Funding Agent shall notify the Funding Administrative Agent of the applicable CP Rate for each Advance made by its Investor Group that was funded or maintained through the issuance of Commercial Paper and was outstanding during all or any portion of the Interest Accrual Period ending immediately prior to such Quarterly Calculation Date and (y) 3:00 p.m. (New York City time) on the second Business Day preceding each Quarterly Calculation Date, the Funding Administrative Agent shall notify the Co-Issuers, the Manager, the Trustee, the Servicer and the Funding Agents of such applicable CP Rate and of the applicable interest rate for each other Advance for such Interest Accrual Period and of the amount of interest accrued on Advances during such Interest Accrual Period.

(b)                       With respect to any Advance (other than one funded or maintained by a Conduit Investor through the issuance of Commercial Paper), so long as no Potential Rapid Amortization Event, Rapid Amortization Period or Event of Default has commenced and is continuing, the Co-Issuers may elect that such Advance bear interest at the Eurodollar Rate for any Eurodollar Interest Accrual Period (which shall be a period with a term of, at the election of the Co-Issuers subject to the proviso in the definition of Eurodollar Interest Accrual Period, one month, two months, three months or six months (or, at the discretion of the Holders of the Class A-1 Notes, twelve months)) while such Advance is outstanding to the extent provided in Section 3.01(a) by giving notice thereof (including notice of the Co-Issuers’ election of the term for the applicable Eurodollar Interest Accrual Period) to the Funding Agents prior to 12:00 p.m. (New York City time) on the date which is two (2) Eurodollar Business Days prior to the commencement of such Eurodollar Interest Accrual Period. If such notice is not given in a timely manner, such Advance shall bear interest at the Base Rate. Each such conversion to or continuation of Eurodollar Advances for a new Eurodollar Interest Accrual Period in accordance with this Section 3.01(b) shall be in an aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof.

(c)                        Any outstanding Swingline Loans and Unreimbursed L/C Drawings shall bear interest at the Base Rate. By (x) 11:00 a.m. (New York City time) on the second Business Day preceding each Quarterly Calculation Date, the Swingline Lender shall notify the Funding Administrative Agent in reasonable detail of the amount of interest accrued on any Swingline Loans during the Interest Accrual Period ending on such date and the L/C Provider shall notify the Funding Administrative Agent in reasonable detail of the amount of interest accrued on any Unreimbursed L/C Drawings during such Interest Accrual Period and the amount of fees accrued on any Undrawn L/C Face Amounts during such Interest Accrual Period and (y) 3:00 p.m. on such date, the Funding Administrative Agent shall notify the Servicer, the Trustee, the Co-Issuers and the Manager of the amount of such accrued interest and fees as set forth in such notices.

(d)                       All accrued interest pursuant to Section 3.01(a) or (c) shall be due and payable in arrears on each Quarterly Payment Date in accordance with the applicable provisions of the Indenture.

(e)                        In addition, under the circumstances set forth in Section 3.4 of the Series 2017-1 Supplement, the Co-Issuers shall pay quarterly interest in respect of the Series 2017-1 Class A-1 Outstanding Principal Amount in an amount equal to the Series 2017-1 Class A-1 Post-Renewal Date Additional Interest payable pursuant to such Section 3.4 subject to and in accordance with the Priority of Payments.

(f)                         All computations of interest at the CP Rate and the Eurodollar Rate, all computations of Series 2017-1 Class A-1 Post-Renewal Date Additional Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of interest at the Base Rate and all computations of Series 2017-1 Class A-1 Post-Renewal Date Additional Interest accruing on any Base Rate Advances shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed. Whenever any payment of interest, principal or fees hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day unless specified otherwise in the Indenture and such extension of time shall be included in the computation of the amount of interest owed. Interest shall accrue on each Advance, Swingline Loan and Unreimbursed L/C Drawing from and including the day on which it is made to but excluding the date of repayment thereof.

(g)                        For purposes of the Series 2017-1 Class A-1 Notes, “Interest Accrual Period” means a period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date.

SECTION 3.02                                      Fees.

(a)                       The Co-Issuers shall pay to each Administrative Agent for its own account the applicable Administrative Agent Fees (as defined in the Series 2017-1 Class A-1 Notes Fee Letter, collectively, the “Administrative Agent Fees”) in accordance with the terms of the Series 2017-1 Class A-1 Notes Fee Letter and subject to and in accordance with the Priority of Payments.

(b)                       On each Quarterly Payment Date on or prior to the Commitment Termination Date, the Co-Issuers shall, in accordance with Section 4.01, pay to each Funding Agent, for the account of the related Committed Note Purchaser(s), the Undrawn Commitment Fees (as defined in the Series 2017-1 Class A-1 Notes Fee Letter, the “Undrawn Commitment Fees”) in accordance with the terms of the Series 2017-1 Class A-1 Notes Fee Letter and subject to and in accordance with the Priority of Payments.

(c)                        The Co-Issuers shall pay (i) the fees required pursuant to Section 2.07 in respect of Letters of Credit and (ii) any other fees set forth in the Series 2017-1 Class A-1 Notes Fee Letter (including, without limitation, the Class A-1 Notes Upfront Fee and any Extension Fees (in each case as defined in the Series 2017-1 Class A-1 Notes Fee Letter)) subject to and in accordance with the Priority of Payments.

(d)                       All fees payable pursuant to this Section 3.02 shall be calculated in accordance with Section 3.01(f) and paid on the date due in accordance with the applicable provisions of the Indenture. Once paid, all fees shall be nonrefundable under all circumstances other than manifest error.

SECTION 3.03                                      Eurodollar Lending Unlawful. If any Investor or Program Support Provider shall determine that any Change in Law makes it unlawful, or any Official Body asserts that it is unlawful, for any such Person to fund or maintain any Advance as a Eurodollar Advance, the obligation of such Person to fund or maintain any such Advance as a Eurodollar Advance shall, upon such determination, forthwith be suspended until such Person shall notify the Administrative Agents, the related Funding Agent, the Manager and the Co-Issuers that the circumstances causing such suspension no longer exist, and all then-outstanding Eurodollar Advances of such Person shall be automatically converted into Base Rate Advances at the end of the then-current Eurodollar Interest Accrual Period with respect thereto or sooner, if required by such law or assertion.

SECTION 3.04                                      Deposits Unavailable. If the Funding Administrative Agent shall have determined that:

(a)                       by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the interest rate applicable hereunder to the Eurodollar Advances; or

(b)                       with respect to any interest rate otherwise applicable hereunder to any Eurodollar Advances the Eurodollar Interest Accrual Period for which has not then commenced, Investor Groups holding in the aggregate more than 50% of the Eurodollar Advances have determined that such interest rate will not adequately reflect the cost to them of funding, agreeing to fund or maintaining such Eurodollar Advances for such Eurodollar Interest Accrual Period, then, upon notice from the Funding Administrative Agent (which, in the case of clause (b) above, the Funding Administrative Agent shall give upon obtaining actual knowledge that such percentage of the Investor Groups have so determined) to the other Administrative Agent, the Funding Agents, the Manager and the Co-Issuers, the obligations of the Investors to fund or maintain any Advance as a Eurodollar Advance after the end of the then-current Eurodollar Interest Accrual Period, if any, with respect thereto shall forthwith be suspended and on the date such notice is given such Advances will convert to Base Rate Advances until the Funding Administrative Agent has notified the other Administrative Agent, the Funding Agents, the Manager and the Co-Issuers that the circumstances causing such suspension no longer exist.

SECTION 3.05                                      Increased Costs, etc. The Co-Issuers agree to reimburse each Investor and any Program Support Provider (each, an “Affected Person”, which term, for purposes of Sections 3.07 and 3.08, shall also include the Swingline Lender and the L/C Issuing Bank) for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Affected Person, including reductions in the rate of return on such Affected Person’s capital, in respect of funding or maintaining (or of its obligation to fund or maintain) any Advances that arise in connection with any Change in Law which shall:

(i)                                     impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Person (except any such reserve requirement reflected in the Eurodollar Rate); or

(ii)                                  impose on any Affected Person or the London interbank market any other condition affecting this Agreement or Eurodollar Advances made by such Affected Person or any Letter of Credit or participation therein;

except for such Changes in Law with respect to increased capital costs and Class A-1 Taxes which shall be governed by Sections 3.07 and 3.08, respectively (whether or not amounts are payable thereunder in respect thereof). For purposes of this Agreement, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof. Each such demand shall be provided to the related Funding Agent and the Co-Issuers in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Affected Person for such increased cost or reduced amount of return; provided that any such demand claiming reimbursement for increased costs resulting from a Change in Law described in clause (x) or (y) above shall, in addition, state the basis upon which such amount has been calculated and certify that such Affected Person’s method of allocating such costs is fair and reasonable and that such Affected Person’s demand for payment of such costs hereunder, and such method of allocation, is consistent with, or more favorable than, its treatment of other borrowers which, as a credit matter, are substantially similar to the Co-Issuers and which are subject to similar provisions. Such additional amounts (“Increased Costs”) shall be deposited into the Collection Account by the Co-Issuers within ten (10) Business Days of receipt of such notice to be payable as Series 2017-1 Class A-1 Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Funding Administrative Agent and by the Funding Administrative Agent to such Funding Agent and by such Funding Agent directly to such Affected Person, and such notice shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers; provided that with respect to any notice given to the Co-Issuers under this Section 3.05 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such demand; provided further that if the Change in Law giving rise to such Increased Costs is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 3.06                                      Funding Losses.  In the event any Affected Person shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any portion of the principal amount of any Advance as a Eurodollar Advance) as a result of:

(a)                       any conversion, repayment, prepayment or redemption (for any reason, including, without limitation, as a result of any Decrease or the acceleration of the maturity of such Eurodollar Advance) of the principal amount of any Eurodollar Advance on a date other than the scheduled last day of the Eurodollar Interest Accrual Period applicable thereto;

(b)                       any Advance not being funded or maintained as a Eurodollar Advance after a request therefor has been made in accordance with the terms contained herein (for a reason other than the failure of such Affected Person to make an Advance after all conditions thereto have been met); or

(c)                        any failure of the Co-Issuers to make a Decrease, prepayment or redemption with respect to any Eurodollar Advance after giving notice thereof pursuant to the applicable provisions of the Series 2017-1 Supplement;

then, upon the written notice of any Affected Person to the related Funding Agent and the Co-Issuers, the Co-Issuers shall pay, within ten (10) Business Days of receipt of such notice, in the form of Series 2017-1 Class A-1 Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Funding Administrative Agent and by the Funding Administrative Agent to such Funding Agent and such Funding Agent shall pay directly to such Affected Person such amount (“Breakage Amount” or “Series 2017-1 Class A-1 Breakage Amount”) as will (in the reasonable determination of such Affected Person) reimburse such Affected Person for such loss or expense.  With respect to any notice given to the Co-Issuers under this Section 3.06 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such notice. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers.

SECTION 3.07                                      Increased Capital or Liquidity Costs. If any Change in Law affects or would affect the amount of capital or liquidity required or reasonably expected to be maintained by any Affected Person or any Person controlling such Affected Person and such Affected Person determines in its sole and absolute discretion that the rate of return on its or such controlling Person’s capital as a consequence of its commitment hereunder or under a Program Support Agreement or the Advances, Swingline Loans or Letters of Credit made or issued by such Affected Person is reduced to a level below that which such Affected Person or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Affected Person (or in the case of an L/C Issuing Bank, by the L/C Provider) to the related Funding Agent and the Co-Issuers (or, in the case of the Swingline Lender or the L/C Provider, to the Co-Issuers), the Co-Issuers shall deposit into the Collection Account within ten (10) Business Days of the Co-Issuers’ receipt of such notice, to be payable as Series 2017-1 Class A-1 Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Funding Administrative Agent and by the Funding Administrative Agent to such Funding Agent (or, in the case of the Swingline Lender or the L/C Provider, directly to such Person) and such Funding Agent shall pay to such Affected Person, such amounts (“Increased Capital Costs”) as will be sufficient to compensate such Affected Person or such controlling Person for such reduction in rate of return; provided that with respect to any notice given to the Co-Issuers under this Section 3.07 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such notice; provided, further, if the Change in Law giving rise to such Increased Capital Costs is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). A statement of such Affected Person as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on the Co-Issuers. In determining such additional amount, such Affected Person may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions.  For purposes of this Agreement, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof.

SECTION 3.08                                      Taxes.

(a)                       Except as otherwise required by law, all payments by the Co-Issuers of principal of, and interest on, the Advances, the Swingline Loans and the L/C Obligations and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction or withholding for or on account of any present or future income, excise, documentary, property, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges in the nature of a tax imposed by any taxing authority including all interest, penalties or additions to tax and other liabilities with respect thereto (all such taxes, fees, duties, withholdings and other charges, and including all interest, penalties or additions to tax and other liabilities with respect thereto, being called “Class A-1 Taxes”), but excluding in the case of any Affected Person (i) net income, franchise (imposed in lieu of net income) or similar Class A-1 Taxes (and including branch profits or alternative minimum Class A-1 Taxes) and any other Class A-1 Taxes imposed or levied on the Affected Person as a result of a present or former connection between the Affected Person and the jurisdiction of the governmental authority imposing such Class A-1 Taxes (or any political subdivision or taxing authority thereof or therein) (other than any such connection arising solely from such Affected Person having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Transaction Document), (ii) with respect to any Affected Person organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in a jurisdiction other than the United States or any state of the United States (a “Foreign Affected Person”), any withholding tax that is imposed on amounts payable to the Foreign Affected Person at the time the Foreign Affected Person becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Affected Person (or its assignor, if any) was already entitled, at the time of the designation of the new lending office (or assignment), to receive additional amounts from the Co-Issuers with respect to withholding tax, (iii) any taxes imposed under FATCA, (iv) any backup withholding tax and (v) any Class A-1 Taxes imposed as a result of such Affected Person’s failure to comply with Section 3.08(d) (such Class A-1 Taxes not excluded by (i), (ii), (iii) and (iv) above being called “Non-Excluded Taxes”). If any Class A-1 Taxes are imposed and required by law to be withheld or deducted from any amount payable by the Co-Issuers hereunder to an Affected Person, then, (x) the Co-Issuers shall withhold the amount of such Class A-1 Taxes from such payment (as increased, if applicable, pursuant to the following clause (y)) and shall pay such amount, subject to and in accordance with the Priority of Payments, to the taxing authority imposing such Class A-1 Taxes in accordance with applicable law and (y) if such Class A-1 Taxes are Non-Excluded Taxes, the amount of the payment shall be increased so that such payment is made, after withholding or deduction for or on account of such Non-Excluded Taxes, in an amount that is not less than the amount equal to the sum that would have been received by the Affected Person had no such deduction or withholding been required.

(b)                       Moreover, if any Non-Excluded Taxes are directly asserted against any Affected Person or its agent with respect to any payment received by such Affected Person or its agent from the Co-Issuers or otherwise in respect of any Transaction Document or the transactions contemplated therein, such Affected Person or its agent may pay such Non-Excluded Taxes and the Co-Issuers will, within five (5) Business Days of the related Funding Agent’s and Co-Issuers’ receipt of written notice stating the amount of such Non-Excluded Taxes (including the calculation thereof in reasonable detail), deposit into the Collection Account, to be distributed as Series 2017-1 Class A-1 Notes Other Amounts, subject to and in accordance with the Priority of Payments, such additional amounts (collectively, “Increased Tax Costs,” which term shall include all amounts payable by or on behalf of any Co-Issuer pursuant to this Section 3.08) as is necessary in order that the net amount received by such Affected Person or agent after the payment of such Non-Excluded Taxes (including any Non-Excluded Taxes on such Increased Tax Costs) shall equal the amount such Person would have retained had no such Non-Excluded Taxes been asserted. Any amount payable to an Affected Person under this Section 3.08 shall be reduced by, and Increased Tax Costs shall not include, the amount of incremental damages (including Class A-1 Taxes) due or payable by any Co-Issuer as a direct result of such Affected Person’s failure to demand from the Co-Issuers additional amounts pursuant to this Section 3.08 within 180 days from the date on which the related Non-Excluded Taxes were incurred.

(c)                        As promptly as practicable after the payment of any Class A-1 Taxes, and in any event within thirty (30) days of any such payment being due, the Co-Issuers shall furnish to each applicable Affected Person or its agents a certified copy of an official receipt (or other documentary evidence satisfactory to such Affected Person and agents) evidencing the payment of such Class A-1 Taxes.  If the Co-Issuers fail to pay any Class A-1 Taxes when due to the appropriate taxing authority or fail to remit to the Affected Persons or their agents the required receipts (or such other documentary evidence), the Co-Issuers shall indemnify (by depositing such amounts into the Collection Account, to be distributed subject to and in accordance with the Priority of Payments) each Affected Person and its agents for any Non-Excluded Taxes that may become payable by any such Affected Person or its agents as a result of any such failure.

(d)                                 Each Affected Person on or prior to the date it becomes a party to this Agreement (and from time to time thereafter as soon as practicable after the obsolescence, expiration or invalidity of any form or document previously delivered) or within a reasonable period of time following a written request by either Administrative Agent or the Co-Issuers, shall deliver to the Co-Issuers and the Funding Administrative Agent a United States Internal Revenue Service Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8IMY or Form W-9, as applicable, or applicable successor form, or such other forms or documents (or successor forms or documents), appropriately completed and executed, as may be applicable and as will permit the Co-Issuers or the Funding Administrative Agent, in their reasonable determination, to establish the extent to which a payment to such Affected Person is exempt from or eligible for a reduced rate of withholding or deduction of United States federal withholding taxes and to determine whether or not such Affected Person is subject to backup withholding or information reporting requirements.  Promptly following the receipt of a written request by the Co-Issuers or the Funding Administrative Agent, each Affected Person shall deliver to the Co-Issuers and the Funding Administrative Agent any other forms or documents (or successor forms or documents) appropriately completed and executed, as may be applicable to establish the extent to which a payment to such Affected Person is exempt from withholding or deduction of Non-Excluded Taxes other than United States federal withholding taxes, including but not limited to, such information necessary to claim the benefits of the exemption for portfolio interest under Section 881(c) of the Code.  The Co-Issuers shall not be required to pay any increased amount under Section 3.08(a) or Section 3.08(b) to an Affected Person in respect of the withholding or deduction of United States federal withholding taxes or other Non-Excluded Taxes imposed as the result of the failure or inability (other than as a result of a Change in Law) of such Affected Person to comply with the requirements set forth in this Section 3.08(d). The Co-Issuers may rely on any form or document provided pursuant to this Section 3.08(d) until notified otherwise by the Affected Person that delivered such form or document. Notwithstanding anything to the contrary, no Affected Person shall be required to deliver any documentation that it is not legally eligible to deliver as a result of a change in applicable law after the time the Affected Person becomes a party to this Agreement (or designates a new lending office).

(e)                        If a payment made to an Affected Person pursuant to this Agreement would be subject to United States federal withholding tax imposed by FATCA if such Affected Person were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Affected Person shall deliver to the Co-Issuers and the Funding Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Co-Issuers or the Funding Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Co-Issuers or the Funding Administrative Agent as may be necessary for the Co-Issuers and the Funding Administrative Agent to comply with their obligations under FATCA and to determine that such Affected Person has complied with such Affected Person’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(f)                         Prior to the Closing Date, the Funding Administrative Agent will provide the Co-Issuers with a properly executed and completed U.S. Internal Revenue Service Form W-8IMY or W-9, as appropriate.

(g)                        If an Affected Person determines, in its sole reasonable discretion, that it has received a refund of any Non-Excluded Taxes as to which it has been indemnified pursuant to this Section 3.08 or as to which it has been paid additional amounts pursuant to this Section 3.08, it shall promptly notify the Co-Issuers and the Manager in writing of such refund and shall, within thirty (30) days after receipt of a written request from the Co-Issuers, pay over such refund to the Co-Issuers (but only to the extent of indemnity payments made or additional amounts paid to such Affected Person under this Section 3.08 with respect to the Non-Excluded Taxes giving rise to such refund), net of all out-of-pocket expenses (including the net amount of Class A-1 Taxes, if any, imposed on or with respect to such refund or payment) of the Affected Person and without interest (other than any interest paid by the relevant taxing authority that is directly attributable to such refund of such Non-Excluded Taxes); provided that the Co-Issuers, immediately upon the request of the Affected Person (which request shall include a calculation in reasonable detail of the amount to be repaid), agrees to repay the amount of the refund (and any applicable interest) (plus any penalties, interest or other charges imposed by the relevant taxing authority with respect to such amount) to the Affected Person in the event the Affected Person or any other Person is required to repay such refund to such taxing authority. This Section 3.08 shall not be construed to require the Affected Person to make available its tax returns (or any other information relating to its Class A-1 Taxes that it deems confidential) to the Co-Issuers or any other Person.

(h)                       If any Governmental Authority asserts that the Co-Issuers or the Funding Administrative Agent or other withholding agent did not properly withhold or backup withhold, as the case may be, any Class A-1 Taxes from payments made to or for the account of any Affected Person, then to the extent such improper withholding or backup withholding was directly caused by such Affected Person’s actions or inactions, such Affected Person shall indemnify the Co-Issuers, Trustee and the Administrative Agents for any Class A-1 Taxes imposed by any jurisdiction on the amounts payable to the Co-Issuers and the Funding Administrative Agents under this Section 3.08, and costs and expenses (including attorney costs) of the Co-Issuers, Trustee and the Administrative Agents. The obligation of the Affected Persons, severally, under this Section 3.08 shall survive any assignment of rights by, or the replacement of, an Affected Person or the termination of the aggregate Commitments, repayment of all other Obligations hereunder and the resignation of any Administrative Agent.

(i)                           The Funding Administrative Agent, Trustee or any other withholding agent may deduct and withhold any Class A-1 Taxes required by any laws to be deducted and withheld from any payments.

SECTION 3.09                                      Change of Lending Office. Each Committed Note Purchaser agrees that, upon the occurrence of any event giving rise to the operation of Section 3.05 or 3.07 or the payment of additional amounts to it under Section 3.08(a) or (b), in each case with respect to an Affected Person in such Committed Note Purchaser’s Investor Group, it will, if requested by the Co-Issuers, use reasonable efforts (subject to overall policy considerations of such Committed Note Purchaser) to designate, or cause the designation of, another lending office for any Advances affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Committed Note Purchaser, cause such Committed Note Purchaser and its lending office(s) or the related Affected Person to suffer no economic, legal or regulatory disadvantage; and

provided, further, that nothing in this Section 3.09 shall affect or postpone any of the obligations of the Co-Issuers or the rights of any Committed Note Purchaser pursuant to Section 3.05, 3.07 and 3.08. If a Committed Note Purchaser notifies the Co-Issuers in writing that such Committed Note Purchaser will be unable to designate, or cause the designation of, another lending office, the Co-Issuers may replace every member (but not any subset thereof) of such Committed Note Purchaser’s entire Investor Group by giving written notice to each member of such Investor Group and the Administrative Agents designating one or more Persons that are willing and able to purchase each member of such Investor Group’s rights and obligations under this Agreement for a purchase price that with respect to each such member of such Investor Group will equal the amount owed to each such member of such Investor Group with respect to the Series 2017-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2017-1 Class A-1 Advance Notes or otherwise). Upon receipt of such written notice, each member of such Investor Group shall assign its rights and obligations under this Agreement pursuant to and in accordance with Sections 9.17(a), (b) and (c), as applicable, in consideration for such purchase price and at the reasonable expense of the Co-Issuers (including, without limitation, the reasonable documented fees and out-of-pocket expenses of counsel to each such member); provided, however, that no member of such Investor Group shall be obligated to assign any of its rights and obligations under this Agreement if the purchase price to be paid to such member is not at least equal to the amount owed to such member with respect to the Series 2017-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2017-1 Class A-1 Advance Notes or otherwise).

ARTICLE IV
OTHER PAYMENT TERMS

SECTION 4.01                                      Time and Method of Payment. Except as otherwise provided in Section 4.02, all amounts payable to any Funding Agent or Investor hereunder or with respect to the Series 2017-1 Class A-1 Advance Notes shall be made to the Funding Administrative Agent for the benefit of the applicable Person, by wire transfer of immediately available funds in Dollars not later than 1:00 p.m. (New York City time) on the date due. The Funding Administrative Agent will promptly, and in any event by 5:00 p.m. (New York City time) on the same Business Day as its receipt or deemed receipt of the same, distribute to the applicable Funding Agent for the benefit of the applicable Person, or upon the order of the applicable Funding Agent for the benefit of the applicable Person, its pro rata share (or other applicable share as provided herein) of such payment by wire transfer in like funds as received. Except as otherwise provided in Section 2.07 and Section 4.02, all amounts payable to the Swingline Lender or the L/C Provider hereunder or with respect to the Swingline Loans and L/C Obligations shall be made to or upon the order of the Swingline Lender or the L/C Provider, respectively, by wire transfer of immediately available funds in Dollars not later than 1:00 p.m. (New York City time) on the date due. Any funds received after that time will be deemed to have been received on the next Business Day. The Co-Issuers’ obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by any Co-Issuer to the Funding Administrative Agent as provided herein or by the Trustee or Paying Agent in accordance with Section 4.02 whether or not such funds are properly applied by the Funding Administrative Agent or by the Trustee or Paying Agent. The Funding Administrative Agent’s obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by the Funding Administrative Agent to the applicable Funding Agent as provided herein whether or not such funds are properly applied by such Funding Agent.

SECTION 4.02                                      Order of Distributions. Subject to Section 9.18(c)(ii), any amounts deposited into the Series 2017-1 Class A-1 Distribution Account in respect of accrued interest, letter of credit fees or undrawn commitment fees, but excluding amounts allocated for the purpose of reducing the Series 2017-1 Class A-1 Outstanding Principal Balance, shall be distributed by the Trustee or the Paying Agent, as applicable, on the date due and payable under the Indenture and in the manner provided therein, to the Series 2017-1 Class A-1 Noteholders of record on the applicable Record Date, ratably in proportion to the respective amounts due to such payees at each applicable level of the Priority of Payments in accordance with the applicable Quarterly Noteholders’ Report or Weekly Manager’s Certificate, as applicable.

Subject to Section 9.18(c)(ii), any amounts deposited into the Series 2017-1 Class A-1 Distribution Account for the purpose of reducing the Series 2017-1 Class A-1 Outstanding Principal Balance shall be distributed by the Trustee or the Paying Agent, as applicable, on the date due and payable under the Indenture and in the manner provided therein, to the Series 2017-1 Class A-1 Noteholders of record on the applicable Record Date, in the following order of priority (which the Co-Issuers shall cause to be set forth in the applicable Quarterly Noteholders’ Report or Weekly Manager’s Certificate, as applicable): first, to the Swingline Lender and the L/C Provider in respect of outstanding Swingline Loans and Unreimbursed L/C Drawings, to the extent Unreimbursed L/C Drawings cannot be reimbursed pursuant to Section 2.08, ratably in proportion to the respective amounts due to such payees; second, to the other Series 2017-1 Class A-1 Noteholders in respect of their outstanding Advances, ratably in proportion thereto; and, third, any balance remaining of such amounts (up to an aggregate amount not to exceed the amount of Undrawn L/C Face Amounts at such time) shall be paid to the L/C Provider, to be deposited by the L/C Provider into a cash collateral account in the name of the L/C Provider in accordance with Section 4.03(b).

Any amounts distributed to the Funding Administrative Agent pursuant to the Priority of Payments in respect of any other amounts related to the Class A-1 Notes shall be distributed by the Funding Administrative Agent in accordance with Section 4.01 on the date such amounts are due and payable hereunder to the applicable Series 2017-1 Class A-1 Noteholders and/or the Funding Administrative Agent for its own account, as applicable, ratably in proportion to the respective aggregate of such amounts due to such payees.

SECTION 4.03                                      L/C Cash Collateral. (a) If as of five (5) Business Days prior to the Commitment Termination Date, any Undrawn L/C Face Amounts remain in effect, the Co-Issuers shall either (i) provide cash collateral (in an aggregate amount equal to the amount of Undrawn L/C Face Amounts at such time, to the extent that such amount of cash collateral has not been provided pursuant to Section 4.02 or 9.18(c)(ii)) to the L/C Provider, to be deposited by the L/C Provider into a cash collateral account in the name of the L/C Provider in accordance with Section 4.03(b) or (ii) other than with respect to Interest Reserve Letters of Credit, make arrangements satisfactory to the L/C Provider in its sole and absolute discretion with the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) pursuant to Section 4.04 such that any Letters of Credit that remain outstanding as of the date that is ten (10) Business Days prior to the Commitment Termination Date shall cease to be deemed outstanding or to be deemed “Letters of Credit” for purposes of this Agreement as of the Commitment Termination Date.

(b)                                 All amounts to be deposited in a cash collateral account pursuant to Section 4.02, Section 4.03(a) or Section 9.18(c)(ii) shall be held by the L/C Provider as collateral to secure the Co-Issuers’ Reimbursement Obligations with respect to any outstanding Letters of Credit. The L/C Provider shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposit in Eligible Investments, which investments shall be made at the written direction, and at the risk and expense, of the Co-Issuers (provided that if an Event of Default has occurred and is continuing, such investments shall be made solely at the option and sole discretion of the L/C Provider), such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account and all Class A-1 Taxes on such amounts shall be payable by the Co-Issuers. Moneys in such account shall automatically be applied by such L/C Provider to reimburse it for any Unreimbursed L/C Drawings. Upon expiration of all then-outstanding Letters of Credit and payment in full of all Unreimbursed L/C Drawings, any balance remaining in such account shall promptly be paid over (i) if the Base Indenture and any Series Supplement remain in effect, to the Trustee to be deposited into the Collection Account and distributed in accordance with the terms of the Base Indenture and (ii) otherwise to the Co-Issuers; provided that, upon an Investor ceasing to be a Defaulting Investor in accordance with Section 9.18(d), any amounts of cash collateral provided pursuant to Section 9.18(c)(ii) upon such Investor becoming a Defaulting Investor shall be released and applied as such amounts would have been applied had such Investor not become a Defaulting Investor.

SECTION 4.04                                      Alternative Arrangements with Respect to Letters of Credit. Notwithstanding any other provision of this Agreement or any Transaction Document, a Letter of Credit (other than an Interest Reserve Letter of Credit) shall cease to be deemed outstanding for all purposes of this Agreement and each other Transaction Document if and to the extent that provisions, in form and substance satisfactory to the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) in its sole and absolute discretion, have been made with respect to such Letter of Credit such that the L/C Provider (and, if applicable, the L/C Issuing Bank) has agreed in writing, with a copy of such agreement delivered to the Administrative Agents, the Control Party, the Trustee and the Co-Issuers, that such Letter of Credit shall be deemed to be no longer outstanding hereunder, in which event such Letter of Credit shall cease to be a “Letter of Credit” as such term is used herein and in the Transaction Documents.

ARTICLE V
THE ADMINISTRATIVE AGENTS AND THE FUNDING AGENTS

SECTION 5.01                                      Authorization and Action of the Administrative Agents. Each of the Lender Parties and the Funding Agents hereby designates and appoints each of Coöperatieve Rabobank, U.A., New York Branch, and Barclays Bank PLC as an Administrative Agent hereunder, and hereby authorizes each Administrative Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to such Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. No Administrative Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender Party or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of either Administrative Agent shall be read into this Agreement or otherwise exist for either Administrative Agent. In performing its functions and duties hereunder, each Administrative Agent shall act solely as agent for the Lender Parties and the Funding Agents and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for any Co-Issuer or any of its successors or assigns. The provisions of this Article (other than the rights of the Co-Issuers set forth in Section 5.07) are solely for the benefit of each Administrative Agent, the Lender Parties and the Funding Agents, and no Co-Issuer shall have any rights as a third party beneficiary of any such provisions. No Administrative Agent shall be required to take any action that, in its opinion or the opinion of its counsel, exposes either Administrative Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of each Administrative Agent hereunder shall terminate upon the indefeasible payment in full of the Series 2017-1 Class A-1 Notes and all other amounts owed by the Co-Issuers hereunder to each Administrative Agent, all members of the Investor Groups, the Swingline Lender and the L/C Provider (the “Aggregate Unpaids”) and termination in full of all Commitments and the Swingline Commitment and the L/C Commitment.

SECTION 5.02                                      Delegation of Duties. Each Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The exculpatory provisions of this Article shall apply to any such agents or attorneys-in-fact and shall apply to each of their respective activities as an Administrative Agent. No Administrative Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

SECTION 5.03                                      Exculpatory Provisions. No Administrative Agent nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment), or (b) responsible in any manner to any Lender Party or any Funding Agent for any recitals, statements, representations or warranties made by any Co-Issuer or Guarantor contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of any Co-Issuer or Guarantor to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. Each Administrative Agent shall not be under any obligation to any Investor or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of any Co-Issuer. No Administrative Agent shall be deemed to have knowledge of any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default unless such Administrative Agent has received notice in writing of such event from a Co-Issuer, the other Administrative Agent, any Lender Party or any Funding Agent.

SECTION 5.04                                      Reliance. Each Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel

(including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by such Administrative Agent. Each Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the other Administrative Agent, any Lender Party or any Funding Agent as it deems appropriate or it shall first be indemnified to its satisfaction by any Lender Party or any Funding Agent; provided that unless and until such Administrative Agent shall have received such advice, such Administrative Agent may take or refrain from taking any action, as such Administrative Agent shall deem advisable and in the best interests of the Lender Parties and the Funding Agents. Each Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Investor Groups holding more than 50% of the Commitments and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lender Parties and the Funding Agents.

SECTION 5.05                                      Non-Reliance on the Administrative Agents and Other Purchasers. Each of the Lender Parties and the Funding Agents expressly acknowledges that no Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by either Administrative Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by either Administrative Agent. Each of the Lender Parties and the Funding Agents represents and warrants to each Administrative Agent that it has and will, independently and without reliance upon either Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of each Co-Issuer and made its own decision to enter into this Agreement.

SECTION 5.06                                      Each Administrative Agent in its Individual Capacity. Each Administrative Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with any Co-Issuer or any Affiliate of any Co-Issuer as though such Administrative Agent were not an Administrative Agent hereunder.

SECTION 5.07                                      Successor Administrative Agent; Defaulting Administrative Agent.

(a)                       Either Administrative Agent may, upon thirty (30) days’ notice to the other Administrative Agent, the Co-Issuers and each of the Lender Parties and the Funding Agents, and each Administrative Agent will, upon the direction of Investor Groups holding 100% of the Commitments (excluding any Commitments held by Defaulting Investors), resign as an Administrative Agent. If either Administrative Agent shall resign, then (A) the other Administrative Agent (to the extent not also resigning), in its sole discretion, may elect to act as the sole Administrative Agent hereunder by giving written notice of such election to the Co-Issuers and each of the Lender Parties and the Funding Agents  or (B) absent such election, the Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two thirds of the Commitments (excluding any Commitments held by the resigning Administrative Agent or its Affiliates, and if all Commitments are held by the resigning Administrative Agent or its Affiliates, then the other Administrative Agent (to the extent not also resigning) and the Co-Issuers), during such 30-day period, shall appoint an Affiliate of a member of the Investor Groups as a successor administrative agent, subject to the consent of (i) the Co-Issuers at all times other than while an Event of Default has occurred and is continuing (which consent of the Co-Issuers shall not be unreasonably withheld or delayed), (ii) the other Administrative Agent (to the extent not also resigning) (which consent of the other Administrative Agent shall not be unreasonably withheld or delayed) and (iii) the Control Party (which consent of the Control Party shall not be unreasonably withheld or delayed); provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 5.07(a). If the resigning Administrative Agent is the Funding Administrative Agent, and for any reason no successor Administrative Agent is appointed by the Investor Groups during such 30-day period, then effective upon the expiration of such 30-day period, the Co-Issuers shall make (or cause to be made) all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2017-1 Class A-1 Notes Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes shall deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, until such time, if any, as a successor administrative agent is appointed as provided above, and the Co-Issuers shall instruct the Trustee in writing accordingly. After any retiring Administrative Agent’s resignation hereunder as an Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under this Agreement.

(b)                       The Co-Issuers may, upon the occurrence of any of the following events with respect to an Administrative Agent (any such event with respect to an Administrative Agent, a “Defaulting Administrative Agent Event” of such Administrative Agent) and with the consent of Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two thirds of the Commitments, remove the Administrative Agent as to which such Defaulting Administrative Agent Event has occurred and, upon such removal, (A) the other Administrative Agent (to the extent not also subject to a Defaulting Administrative Agent Event), in its sole discretion, may elect to act as the sole Administrative Agent hereunder by giving written notice of such election to the Co-Issuers and each of the Lender Parties and the Funding Agents or (B) absent such election, the Investor Groups holding more than 50% of the Commitments in the case of clause (i) above or two thirds of the Commitments in the case of clause (ii) above (provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 5.07(b)) shall appoint an Affiliate of a member of the Investor Groups as a successor administrative agent, subject to the consent of (x) the Co-Issuers at all times other than while an Event of Default has occurred and is continuing (which consent of the Co-Issuers shall not be unreasonably withheld or delayed), (y) the other Administrative Agent (to the extent not also subject to a Defaulting Administrative Agent Event) (which consent of the other Administrative Agent shall not be unreasonably withheld or delayed) and (z) the Control Party (which consent of the Control Party shall not be unreasonably withheld or delayed): (i) an Event of Bankruptcy with respect to such Administrative Agent; (ii) if such Administrative Agent or an Affiliate thereof is also an Investor, any other event pursuant to which such Person becomes a Defaulting Investor; (iii) the failure by such Administrative Agent to pay or remit any funds required to be remitted when due (in each case, if amounts are available for payment or remittance in accordance with the terms of this Agreement for application to the payment or remittance thereof) which continues for two (2) Business Days after such funds were required to be paid or remitted; (iv) any representation, warranty, certification or statement made by such Administrative Agent under this Agreement or in any agreement, certificate, report or other document furnished by such Administrative Agent proves to have been false or misleading in any material respect as of the time made or deemed made, and if such representation, warranty, certification or statement is susceptible of remedy in all material respects, is not remedied within thirty (30) calendar days after knowledge thereof or notice by the Co-Issuers to such Administrative Agent, and if not susceptible of remedy in all material respects, upon notice by the Co-Issuers to such Administrative Agent or (v) any act constituting the gross negligence, bad faith or willful misconduct of such Administrative Agent.  For the avoidance of doubt, the occurrence of a Defaulting Administrative Agent Event with respect to one Administrative Agent shall not itself result or be deemed to result in a Defaulting Administrative Agent Event with respect to the other Administrative Agent for all purposes hereunder.  If for any reason the other Administrative Agent elects not to act as sole Administrative Agent and no successor Administrative Agent is appointed by the Investor Groups within thirty (30) days of such Administrative Agent’s removal pursuant to this clause (b), then effective upon the expiration of such 30-day period, the Co-Issuers shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2017-1 Class A-1 Notes Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes shall deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, until such time, if any, as a successor administrative agent is appointed as provided above, and the Co-Issuers shall instruct the Trustee in writing accordingly. After an Administrative Agent’s removal hereunder as an Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under this Agreement.

(c)                        If a Defaulting Administrative Agent Event has occurred with respect to the Funding Administrative Agent and is continuing, the Co-Issuers may make (or cause to be made) all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2017-1 Class A-1 Notes Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes may deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable.

SECTION 5.08                                      Authorization and Action of Funding Agents. Each Investor is hereby deemed to have designated and appointed its related Funding Agent set forth next to such Investor’s name on Schedule I (or identified as such Investor’s Funding Agent pursuant to any applicable Assignment and Assumption Agreement or Investor Group Supplement) as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. Each Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the related Investor Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Agreement or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the related Investor Group and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for any Co-Issuer, any of its successors or assigns or any other Person. Each Funding Agent shall not be required to take any action that exposes such Funding Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Funding Agents hereunder shall terminate upon the indefeasible payment in full of the Aggregate Unpaids of the Investor Groups and the termination in full of all the Commitments.

SECTION 5.09                                      Delegation of Duties. Each Funding Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the actions or any gross negligence, bad faith or willful misconduct of any agents or attorneys-in-fact selected by it in good faith.

SECTION 5.10                                      Exculpatory Provisions. Each Funding Agent and its Affiliates, and each of their directors, officers, agents or employees shall not be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence, bad faith or willful misconduct), or (b) responsible in any manner to the related Investor Group for any recitals, statements, representations or warranties made by any Co-Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of any Co-Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. Each Funding Agent shall not be under any obligation to the related Investor Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of any Co-Issuer. Each Funding Agent shall not be deemed to have knowledge of any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default unless such Funding Agent has received notice of such event from the Co-Issuers or any member of the related Investor Group.

SECTION 5.11                                      Reliance. Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of either  Administrative Agent and legal counsel (including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the related Investor Group as it deems appropriate or it shall first be indemnified to its satisfaction by the related Investor Group; provided that unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as such Funding Agent shall deem advisable and in the best interests of the related Investor Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Investor Group and such request and any action taken or failure to act pursuant thereto shall be binding upon the related Investor Group.

SECTION 5.12                                      Non-Reliance on the Funding Agent and Other Purchasers. The related Investor Group expressly acknowledges that its Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has not made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by such Funding Agent. The related Investor Group represents and warrants to such Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Co-Issuers and made its own decision to enter into this Agreement.

SECTION 5.13                                      The Funding Agent in its Individual Capacity. Each Funding Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with any Co-Issuer or any Affiliate of a Co-Issuer as though such Funding Agent were not a Funding Agent hereunder.

SECTION 5.14                                      Successor Funding Agent. Each Funding Agent will, upon the direction of the related Investor Group, resign as such Funding Agent. If such Funding Agent shall resign, then the related Investor Group shall appoint an Affiliate of a member of the related Investor Group as a successor funding agent (it being understood that such resignation shall not be effective until such successor is appointed). After any retiring Funding Agent’s resignation hereunder as Funding Agent, subject to the limitations set forth herein, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Agreement.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

SECTION 6.01                                      The Co-Issuers and Guarantors. The Co-Issuers and the Guarantors jointly and severally represent and warrant to each Administrative Agent and each Lender Party, as of the date of this Agreement and as of the date of each Advance made hereunder, that:

(a)                       each of their representations and warranties made in favor of the Trustee or the Noteholders in the Indenture and the other Transaction Documents (other than a Transaction Document relating solely to a Series of Notes other than the Series 2017-1 Notes) is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects, as of the date originally made, as of the date hereof and as of the Series 2017-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b)                       no (i) Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default has occurred and is continuing and (ii) Cash Trapping Period is in effect;

(c)                        assuming the representations and warranties of each Lender Party set forth in Section 6.03 of this Agreement are true and correct, neither they nor or any of their Affiliates, have, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Series 2017-1 Class A-1 Notes under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; provided that no representation or warranty is made with respect to the Lender Parties and their Affiliates; and no Co-Issuer nor any of its Affiliates has entered into any contractual arrangement with respect to the distribution of the Series 2017-1 Class A-1 Notes, except for this Agreement and the other Transaction Documents, and the Co-Issuers will not enter into any such arrangement;

(d)                       neither they nor any of their Affiliates have, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with the sale of the Series 2017-1 Class A-1 Notes in a manner that would require the registration of the Series 2017-1 Class A-1 Notes under the Securities Act;

(e)                        assuming the representations and warranties of each Lender Party set forth in Section 6.03 of this Agreement are true and correct, the offer and sale of the Series 2017-1 Class A-1 Notes in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act, and the Base Indenture is not required to be qualified under the Trust Indenture Act;

(f)                         no Co-Issuer is an “investment company” as defined in Section 3(a)(1) of the 1940 Act, and therefore has no need to rely solely on the exemption from the definition of “investment company” set forth in Section 3(c)(1) and/or Section 3(c)(7) of the 1940 Act;

(g)                        the Co-Issuers have furnished to each Administrative Agent and each Funding Agent true, accurate and complete copies of all other Transaction Documents (excluding Series Supplements and other Transaction Documents relating solely to a Series of Notes other than the Series 2017-1 Notes) to which they are a party as of the Series 2017-1 Closing Date, all of which Transaction Documents are in full force and effect as of the Series 2017-1 Closing Date and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date, other than such amendments, modifications or waivers about which a Co-Issuer has informed each Funding Agent, the Swingline Lender and the L/C Provider;

(h)                       no Co-Issuer nor any Guarantor has during the last five years (i) made any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic governmental official or “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”); (iii) violated any provision of the FCPA, the Bribery Act of 2010 of the United Kingdom or any applicable non-U.S. anti-bribery statute or regulation of any other jurisdiction in which it operates its business; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; and the Co-Issuers and Guarantors (or the Manager on its behalf) maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, compliance with the FCPA;

(i)                           to the knowledge of the Co-Issuers and the Guarantors, the operations of the Co-Issuers and the Guarantors are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions and the rules and regulations thereunder (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Co-Issuers or Guarantors with respect to the Money Laundering Laws is pending or, to the knowledge of such relevant entity, threatened; and

(j)                          no Co-Issuer nor any Guarantor is currently subject to any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State or the European Union (collectively, “Sanctions”); nor is such relevant entity located, organized or resident in a country or territory that is subject to any Sanctions; and no Co-Issuer nor any Guarantor will directly or to their knowledge indirectly use the proceeds of any Borrowing, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of making payments in violation of Sanctions.

SECTION 6.02                                      The Manager. The Manager represents and warrants to each Lender Party that no Manager Termination Event has occurred and is continuing as a result of any representation and warranty made by it in any Transaction Document (other than a Transaction Document relating solely to a Series of Notes other than the Series 2017-1 Notes) to which it is a party (including any representations and warranties made by it as Manager) being inaccurate.

SECTION 6.03                                      Lender Parties. Each of the Lender Parties represents and warrants to the Co-Issuers and the Manager as of the date hereof (or, in the case of a successor or assign of an Investor, as of the subsequent date on which such successor or assign shall become or be deemed to become a party hereto) that:

(a)                       it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase of the Series 2017-1 Class A-1 Notes, with the Co-Issuers and the Manager and their respective representatives;

(b)                                 it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2017-1 Class A-1 Notes;

(c)                                  it is purchasing the Series 2017-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (b) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to a distribution in violation of the Securities Act, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act, or the rules and regulations promulgated thereunder, with respect to the Series 2017-1 Class A-1 Notes;

(d)                                 it understands that (i) the Series 2017-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (ii) the Co-Issuers are not required to register the Series 2017-1 Class A-1 Notes under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction, (iii) any permitted transferee hereunder must meet the criteria in clause (b) above and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2017-1 Supplement and Section 9.03 or 9.17, as applicable, of this Agreement;

(e)                                  it will comply with the requirements of Section 6.03(d), above, in connection with any transfer by it of the Series 2017-1 Class A-1 Notes;

(f)                                   it understands that the Series 2017-1 Class A-1 Notes will bear the legend set out in the form of Series 2017-1 Class A-1 Notes attached to the Series 2017-1 Supplement and be subject to the restrictions on transfer described in such legend;

(g)                                  it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2017-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and

(h)                                 it has executed a Purchaser’s Letter substantially in the form of Exhibit D hereto.

ARTICLE VII
CONDITIONS

SECTION 7.01                                      Conditions to Issuance and Effectiveness. Each Lender Party will have no obligation to purchase the Series 2017-1 Class A-1 Notes hereunder on the Series 2017-1 Closing Date, and the Commitments, the Swingline Commitment and the L/C Commitment will not become effective, unless:

(a)                                 the Base Indenture, the Series 2017-1 Supplement, the Guarantee and Collateral Agreement and the other Transaction Documents shall be in full force and effect;

(b)                                 on the Series 2017-1 Closing Date, the Administrative Agents shall have received a letter, in form and substance reasonably satisfactory to it, from (i) S&P stating that the Series 2017-1 Class A-1 Notes have received a rating of not less than BBB and (ii) Kroll stating that the Series 2017-1 Class A-1 Notes have received a rating of not less than BBB+; and

(c)                                  at the time of such issuance, the additional conditions set forth in Schedule III and all other conditions to the issuance of the Series 2017-1 Class A-1 Notes under the Indenture shall have been satisfied or waived.

SECTION 7.02                                      Conditions to Initial Extensions of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, the initial Borrowing hereunder, and the obligations of the Swingline Lender and the L/C Provider to fund the initial Swingline Loan or provide the initial Letter of Credit hereunder, respectively, shall be subject to the satisfaction of the conditions precedent that (a) each Funding Agent shall have received a duly executed and authenticated Series 2017-1 Class A-1 Advance Note registered in its name or in such other name as shall have been directed by such Funding Agent and stating that the principal amount thereof shall not exceed the Maximum Investor Group Principal Amount of the related Investor Group, (b) each of the Swingline Lender and the L/C Provider shall have received a duly executed and authenticated Series 2017-1 Class A-1 Swingline Note or Series 2017-1 Class A-1 L/C Note, as applicable, registered in its name or in such other name as shall have been directed by it and stating that the principal amount thereof shall not exceed the Swingline Commitment or L/C Commitment, respectively, and (c) the Co-Issuers shall have paid all fees required to be paid by it under the Transaction Documents on the Series 2017-1 Closing Date, including all fees required hereunder.

SECTION 7.03                                      Conditions to Each Extension of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, any Borrowing on any day (including the initial Borrowing but excluding any Borrowings to repay Swingline Loans or L/C Obligations pursuant to Section 2.05, 2.06 or 2.08, as applicable), and the obligations of the Swingline Lender to fund any Swingline Loan (including the initial one) and of the L/C Provider to provide any Letter of Credit (including the initial one), respectively, shall be subject to the conditions precedent that on the date of such funding or provision, before and after giving effect thereto and to the application of any proceeds therefrom, the following statements shall be true (without regard to any waiver, amendment or other modification of this Section 7.03 or any definitions used herein consented to by the Control Party unless Investors holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two thirds of the Commitments (provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 7.03) have consented to such waiver, amendment or other modification for purposes of this Section 7.03; provided, however, that if a Rapid Amortization Event has occurred and been declared by the Control Party pursuant to Section 9.1(a), (b), (c) or (d) of the Base Indenture, or has occurred pursuant to Section 9.1(e) of the Base Indenture consent to such waiver, amendment or other modification from all Investors (provided that it shall not be the obligation of the Control Party to obtain such consent from the Investors) as well as the Control Party is required for purposes of this Section 7.03; and provided further that if the second proviso to Section 9.01 is applicable to such waiver, amendment or other modification, then consent to such waiver, amendment or other modification from the Persons required by such proviso shall also be required for purposes of this Section 7.03):

(a)                                 (i) the representations and warranties of the Co-Issuers set out in this Agreement and (ii) the representations and warranties of the Manager set out in this Agreement, in each such case, shall be true and correct (A) if qualified as to materiality or Material Adverse Effect, in all respects and (B) if not qualified as to materiality or Material Adverse Effect, in all material respects, as of the date of such funding or issuance, with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date);

(b)                                 no Default, Event of Default, Potential Rapid Amortization Event, Cash Trapping Period or Rapid Amortization Event will be in existence at the time of, or after giving effect to, such funding or issuance;

(c)                                  the DSCR as calculated as of the immediately preceding Quarterly Calculation Date shall not be less than 1.75;

(d)                                 in the case of any Borrowing, except to the extent an advance request is expressly deemed to have been delivered hereunder, the Co-Issuers shall have delivered or have been deemed to have delivered to the Funding Administrative Agent an executed advance request in the form of Exhibit A-1 hereto with respect to such Borrowing (each such request, an “Advance Request” or a “Series 2017-1 Class A-1 Advance Request”);

(e)                                  the Co-Issuers have furnished to the Administrative Agents true, accurate and complete copies of all other Transaction Documents (excluding any Series Supplements and other Transaction Documents relating solely to a Series of Notes other than the Series 2017-1 Notes) to which any Co-Issuer, the Manager or any Guarantor is a party as of the Closing Date, all of which Transaction Documents are in full force and effect as of the Closing Date and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date;

(f)                                   no Manager Termination Event has occurred and is continuing and each representation and warranty made by the Manager in any Transaction Document (other than a Transaction Document relating solely to a Series of Notes other than the Series 2017-1 Notes) to which the Manager is a party (including any representations and warranties made by it in its capacity as Manager) is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects as of the date originally made, as of the date hereof and as of the Closing Date (unless stated to related solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date);

(g)                                  the Senior Notes Interest Reserve Amount (including any Senior Notes Interest Reserve Account Deficit Amount) will be funded and/or an Interest Reserve Letter of Credit will be maintained for such amount as of the date of such draw in the amounts required pursuant to the Indenture after giving effect to such draw; provided that a portion of the proceeds of such draw may be used to fund and/or maintain such Senior Notes Interest Reserve Amount;

(h)                                 all Undrawn Commitment Fees, Administrative Agent Fees and L/C Quarterly Fees due and payable on or prior to the date of such funding or issuance shall have been paid in full; and

(i)                                     all conditions to such extension of credit or provision specified in Section 2.02, 2.03, 2.06 or 2.07 of this Agreement, as applicable, shall have been satisfied.

The giving of any notice pursuant to Section 2.03, 2.06 or 2.07, as applicable, shall constitute a representation and warranty by the Co-Issuers and the Manager that all conditions precedent to such funding or provision have been satisfied or will be satisfied concurrently therewith.

ARTICLE VIII
COVENANTS

SECTION 8.01                                      Covenants. Each of the Co-Issuers and the Manager, severally, covenants and agrees that, until all Aggregate Unpaids have been paid in full and all Commitments, the Swingline Commitment and the L/C Commitment have been terminated, it will:

(a)                                 unless waived in writing by the Control Party in accordance with Section 9.7 of the Base Indenture, duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Transaction Document to which it is a party;

(b)                                 not amend, modify, waive or give any approval, consent or permission under any provision of the Base Indenture or any other Transaction Document to which it is a party unless any such amendment, modification, waiver or other action is in writing and made in accordance with the terms of the Base Indenture or such other Transaction Document, as applicable;

(c)                                  reasonably concurrently with the time any report, notice or other document is provided to the Rating Agencies and/or the Trustee, or caused to be provided, by any Co-Issuer or the Manager under the Base Indenture (including, without limitation, under Sections 8.8, 8.9 and/or 8.11 thereof) or under the Series 2017-1 Supplement, provide each Administrative Agent (and the Funding Administrative Agent shall promptly provide a copy thereof to the Lender Parties) with a copy of such report, notice or other document; provided, however, that neither the Manager nor the Co-Issuers shall have any obligation under this Section 8.01(c) to deliver to the Administrative Agents copies of any Quarterly Noteholders’ Reports that relate solely to a Series of Notes other than the Series 2017-1 Notes;

(d)                                 once per calendar year, following reasonable prior notice from the Administrative Agents (the “Annual Inspection Notice”), and during regular business hours, permit any one or more of any Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense, access (as a group, and not individually unless only one such Person desires such access) to the offices of the Manager, the Co-Issuers and the Guarantors, (i) to examine and make copies of and abstracts from all documentation relating to the Collateral on the same terms as are provided to the Trustee under Section 8.6 of the Base Indenture, and (ii) to visit the offices and properties of the Manager, the Co-Issuers and the Guarantors for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Collateral, or the administration and performance of the Base Indenture, the Series 2017-1 Supplement and the other Transaction Documents with any of the officers or employees or managers of the Manager, the Co-Issuers and/or the Guarantors, as applicable, having knowledge of such matters; provided, however, that upon the occurrence and continuation of a Potential Rapid Amortization Event, Rapid Amortization Event, Cash Trapping Period, Default or Event of Default, either Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense may do any of the foregoing at any time during normal business hours and without advance notice; provided, further, that, in addition to any visits made pursuant to provision of an Annual Inspection Notice or during the continuation of a Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default, either Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at their own expense, may do any of the foregoing at any time during normal business hours following reasonable prior notice with respect to the business of the Co-Issuers and/or the Guarantors; and provided, further, that the Funding Agents, the Swingline Lender and the L/C Provider will be permitted to provide input to the Administrative Agents with respect to the timing of delivery, and content, of the Annual Inspection Notice;

(e)                                  not take, or cause to be taken, any action, including, without limitation, acquiring any margin stock (as such term is defined under the regulations of the Board of Governors of the Federal Reserve System, “Margin Stock”), that could cause the transactions contemplated by the Transaction Documents to fail to comply with the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof;

(f)                                   not permit any amounts owed with respect to the Series 2017-1 Class A-1 Notes to be secured, directly or indirectly, by any Margin Stock in a manner that would violate the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof;

(g)                                  promptly provide such additional financial and other information with respect to the Transaction Documents (other than Series Supplements and Transaction Documents relating solely to a Series of Notes other than the Series 2017-1 Notes), the Co-Issuers, the Manager or the Guarantors as either Administrative Agent may from time to time reasonably request;

(h)                                 deliver to the Administrative Agents (and the Funding Administrative Agent shall promptly provide a copy thereof to the Lender Parties), the financial statements prepared pursuant to Section 4.1 of the Base Indenture reasonably contemporaneously with the delivery of such statements under the Base Indenture; and

(i)                                     not (i) permit any Co-Issuer to use the proceeds of any Borrowing under the Series 2017-1 Notes to pay any distribution on its limited liability company interests; provided that any Co-Issuer may use the proceeds of any Borrowing under the Series 2017-1 Notes to pay a distribution on its limited liability company interests so long as (x) there shall be no Potential Rapid Amortization Event, Cash Trapping Period, Rapid Amortization Event, Default or Event of Default in existence at the time of, or after giving effect to, such distribution and (y) both before and after giving effect to any such distribution, the Series 2017-1 Class A-1 Notes Maximum Principal Amount exceeds the Series 2017-1 Class A-1 Outstanding Principal Amount by an amount equal to or greater than $35,000,000, or (ii) designate equity contributions as Retained Collections Contributions to the extent such equity contributions were funded with the proceeds of a Borrowing under the Series 2017-1 Class A-1 Notes.

ARTICLE IX
MISCELLANEOUS PROVISIONS

SECTION 9.01                                      Amendments. No amendment to or waiver or other modification of any provision of this Agreement, nor consent to any departure therefrom by the Manager or any Co-Issuer, shall in any event be effective unless the same shall be in writing and signed by the Co-Issuers with the written consent of (A) the Administrative Agents and (B) Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two thirds of the Commitments; provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether such threshold percentage of Commitments has been met; provided, however, that, in addition, (i) the prior written consent of each affected Investor shall be required in connection with any amendment, modification or waiver that (x) increases the amount of the Commitment of such Investor, extends the Commitment Termination Date or the Class A-1 Notes Renewal Date for such Investor, modifies the conditions to funding the Commitment or otherwise subjects such Investor to any increased or additional duties or obligations hereunder or in connection herewith (it being understood and agreed that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute an increase of the Commitments of any Lender Party), (y) reduces the amount or delays the timing of payment of any principal, interest, fees or other amounts payable to such Investor hereunder or (z) would have an effect comparable to any of those set forth in Section 13.2(a) of the Base Indenture that require the consent of each Noteholder or each affected Noteholder; (ii) any amendment, modification or waiver that affects the rights or duties of any of the Swingline Lender, the L/C Provider, either Administrative Agent or the Funding Agents shall require the prior written consent of such affected Person; and (iii) the prior written consent of each Investor, the Swingline Lender, the L/C Provider, the Administrative Agents and each Funding Agent shall be required in connection with any amendment, modification or waiver of this Section 9.01. For purposes of any provision of any other Indenture Document relating to any vote, consent, direction or the like to be given by the Series 2017-1 Class A-1 Noteholders, such vote, consent, direction or the like shall be given by the Holders of the Series 2017-1 Class A-1 Advance Notes only and not by the Holders of any Series 2017-1 Class A-1 Swingline Notes or Series 2017-1 Class A-1 L/C Notes except to the extent that such vote, consent, direction or the like is to be given by each affected Noteholder and the Holders of any Series 2017-1 Class A-1 Swingline Notes or Series 2017-1 Class A-1 L/C Notes would be affected thereby.

Each Committed Note Purchaser will notify the Co-Issuers in writing whether or not it will consent to a proposed amendment, waiver or other modification of this Agreement and, if applicable, any condition to such consent, waiver or other modification. If a Committed Note Purchaser notifies the Co-Issuers in writing that such Committed Note Purchaser either (I) will not consent to an amendment to or waiver or other modification of any provision of this Agreement or (II) conditions its consent to such an amendment, waiver or other modification of any provision of this Agreement upon the payment of an amendment fee, the Co-Issuers may replace every member (but not any subset thereof) of such Committed Note Purchaser’s entire Investor Group by giving written notice to each member of such Investor Group and the Administrative Agents designating one or more Persons that are willing and able to purchase each member of such Investor Group’s rights and obligations under this Agreement for a purchase price that with respect to each such member of such Investor Group will equal the amount owed to each such member of such Investor Group with respect to the Series 2017-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2017-1 Class A-1 Advance Notes or otherwise). Upon receipt of such written notice, each member of such Investor Group shall assign its rights and obligations under this Agreement pursuant to and in accordance with Sections 9.17(a), (b) and (c), as applicable, in consideration for such purchase price and at the reasonable expense of the Co-Issuers (including, without limitation, the reasonable documented fees and out-of-pocket expenses of counsel to each such member); provided, however, that no member of such Investor Group shall be obligated to assign any of its rights and obligations under this Agreement if the purchase price to be paid to such member is not at least equal to the amount owed to such member with respect to the Series 2017-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2017-1 Class A-1 Advance Notes or otherwise).

The Co-Issuers and the Lender Parties shall negotiate any amendments, waivers, consents, supplements or other modifications to this Agreement or the other Transaction Documents that require the consent of the Lender Parties in good faith. Pursuant to Section 9.05(a), the Lender Parties shall be entitled to reimbursement by the Co-Issuers for the reasonable expenses incurred by the Lender Parties in reviewing and approving any such amendment, waiver, consent, supplement or other modification to this Agreement or any Transaction Document. The Funding Administrative Agent agrees to provide notice to each Investor Group of any amendment to this Agreement, regardless of whether the consent of such Investor is required for such amendment to become effective.

SECTION 9.02                                      No Waiver; Remedies. Any waiver, consent or approval given by any party hereto shall be effective only in the specific instance and for the specific purpose for which given, and no waiver by a party of any breach or default under this Agreement shall be deemed a waiver of any other breach or default. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.03                                      Binding on Successors and Assigns.

(a)                                 This Agreement shall be binding upon, and inure to the benefit of, the Co-Issuers, the Manager, the Lender Parties, the Funding Agents, each Administrative Agent and their respective successors and assigns; provided, however, that none of the Co-Issuers nor the Manager may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of each Lender Party (other than any Defaulting Investor); provided further that nothing herein shall prevent the Co-Issuers from assigning its rights (but none of its duties or liabilities) to the Trustee under the Base Indenture and the Series 2017-1 Supplement; and provided, further that none of the Lender Parties may transfer, pledge, assign, sell participations in or otherwise encumber its rights or obligations hereunder or in connection herewith or any interest herein except as permitted under Section 6.03, Section 9.17 and this Section 9.03. Nothing expressed herein is intended or shall be construed to give any Person other than the Persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement except as provided in Section 9.16.

(b)                                 Notwithstanding any other provision set forth in this Agreement, each Investor may at any time grant to one or more Program Support Providers a participating interest in or lien on such Investor’s interests in the Advances made hereunder and such Program Support Provider, with respect to its participating interest, shall be entitled to the benefits granted to such Investor under this Agreement.

(c)                                  In addition to its rights under Section 9.17, each Conduit Investor may at any time assign its rights in the Series 2017-1 Class A-1 Advance Notes (and its rights hereunder and under the Transaction Documents) to its related Committed Note Purchaser or, subject to Section 6.03 and Section 9.17(f), its related Program Support Provider or any Affiliate of any of the foregoing, in each case in accordance with the applicable provisions of the Indenture. Furthermore, each Conduit Investor may at any time grant a security interest in and lien on, all or any portion of its interests under this Agreement, its Series 2017-1 Class A-1 Advance Note and all Transaction Documents to (i) its related Committed Note Purchaser, (ii) its Funding Agent, (iii) any Program Support Provider who, at any time now or in the future, provides program liquidity or credit enhancement, including, without limitation, an insurance policy for such Conduit Investor relating to the Commercial Paper or the Series 2017-1 Class A-1 Advance Notes, (iv) any other Person who, at any time now or in the future, provides liquidity or credit enhancement for the Conduit Investors, including, without limitation, an insurance policy relating to the Commercial Paper or the Series 2017-1 Class A-1 Advance Notes, (v) any collateral trustee or collateral agent for any of the foregoing or (vi) a trustee or collateral agent for the benefit of the holders of the commercial paper notes or other senior indebtedness of such Conduit Investor appointed pursuant to such Conduit Investor’s program documents; provided, however, that any such security interest or lien shall be released upon assignment of its Series 2017-1 Class A-1 Advance Note to its related Committed Note Purchaser. Each Committed Note Purchaser may assign its Commitment, or all or any portion of its interest under its Series 2017-1 Class A-1 Advance Note, this Agreement and the Transaction Documents to any Person to the extent permitted by Section 9.17. Notwithstanding any other provisions set forth in this Agreement, each Committed Note Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement, its Series 2017-1 Class A-1 Advance Note and the Transaction Documents in favor of any Federal Reserve Bank in accordance with Regulation A of the F.R.S. Board or any similar foreign entity.

SECTION 9.04                                      Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the Series 2017-1 Class A-1 Notes delivered pursuant hereto shall survive the making and the repayment of the Advances, the Swingline Loans and the Letters of Credit and the execution and delivery of this Agreement and the Series 2017-1 Class A-1 Notes and shall continue in full force and effect until all interest on and principal of the Series 2017-1 Class A-1 Notes, and all other amounts owed to the Lender Parties, the Funding Agents and the Administrative Agents hereunder and under the Series 2017-1 Supplement have been paid in full, all Letters of Credit have expired or been fully cash collateralized in accordance with the terms of this Agreement and the Commitments, the Swingline Commitment and the L/C Commitment have been terminated. In addition, the obligations of the Co-Issuers and the Lender Parties under Sections 3.05, 3.06, 3.07, 3.08, 9.05, 9.10 and 9.11 shall survive the termination of this Agreement.

SECTION 9.05                                      Payment of Costs and Expenses; Indemnification.

(a)                                 Payment of Costs and Expenses. The Co-Issuers and the Guarantors jointly and severally agree to pay (by depositing such amounts into the Collection Account to be distributed subject to and in accordance with the Priority of Payments), on the Series 2017-1 Closing Date (if invoiced at least one (1) Business Day prior to such date) or on or before five (5) Business Days after written demand (in all other cases), all reasonable documented out-of-pocket expenses of each Administrative Agent, each initial Funding Agent and each initial Lender Party (including the reasonable fees and out-of-pocket expenses of one external counsel for each Administrative Agent (for a total of two external counsel for the foregoing), if any (but excluding, for the avoidance of doubt, fees and expenses, whether allocated or otherwise, in respect of in-house counsel), as well as the fees and expenses of the Rating Agencies) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and of each other Transaction Document, including schedules and exhibits, whether or not the transactions contemplated hereby or thereby are consummated (including, without limitation, such reasonable and documented expenses for the Committed Note Purchasers’ due diligence investigation, consultants’ fees and travel expenses and fees incurred on or before the Series 2017-1 Closing Date to the extent invoiced at least one (1) Business Day prior to such date); and (ii) any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Transaction Document as may from time to time hereafter be proposed by the Manager or the Securitization Entities. The Co-Issuers and the Guarantors further jointly and severally agree to pay, subject to and in accordance with the Priority of Payments, and to hold each Administrative Agent, each Funding Agent and each Lender Party harmless from all liability for (x) any breach by any Co-Issuer of its obligations under this Agreement, (y) all reasonable documented out-of-pocket costs incurred by such Administrative Agent, such Funding Agent or such Lender Party including the reasonable fees and out-of-pocket expenses of counsel to each of the foregoing, including, for the avoidance of doubt, fees and expenses of in-house counsel, if any, in enforcing this Agreement or in connection with the negotiation of any restructuring or “work-out”, whether or not consummated, of the Transaction Documents and (z) any Non-Excluded Taxes that may be payable in connection with (1) the execution or delivery of this Agreement, (2) any Borrowing or Swingline Loan hereunder, (3) the issuance of the Series 2017-1 Class A-1 Notes, (4) any Letter of Credit hereunder or (5) any other Transaction Documents.   The Co-Issuers and the Guarantors also jointly and severally agree to reimburse, subject to and in accordance with the Priority of Payments, each Administrative Agent, such Funding Agent and Lender Party upon demand for all reasonable out-of-pocket expenses incurred by such Administrative Agent, such Funding Agent and such Lender Party in connection with the enforcement of this Agreement or any other Transaction Documents.  Notwithstanding the foregoing, other than in connection with a sale or assignment pursuant to Section 9.18(a), the Co-Issuers and/or the Guarantors shall have no obligation to reimburse any Lender Party for any of the fees and/or expenses incurred by such Lender Party with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Series 2017-1 Class A-1 Notes pursuant to Section 9.03 or Section 9.17.

(b)                                 Indemnification of the Lender Parties. In consideration of the execution and delivery of this Agreement by the Lender Parties, the Co-Issuers and the Guarantors hereby agree to jointly and severally indemnify and hold each Lender Party, each Funding Agent and each Administrative Agent (each in its capacity as such) and each of their officers, directors, employees and agents (collectively, the “Indemnified Parties”) harmless (by depositing such amounts into the Collection Account to be distributed subject to and in accordance with the Priority of Payments) from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable documented costs and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2017-1 Class A-1 Notes), including reasonable documented attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to:

(i)                                     any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance, Swingline Loan or Letter of Credit; or

(ii)                                  the entering into and performance of this Agreement and any other Transaction Document by any of the Indemnified Parties;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence, bad faith or willful misconduct or breach of representations set forth herein as determined by a final, non-appealable judgment of a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Co-Issuers and the Guarantors hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.  The indemnity set forth in this Section 9.05(b) shall in no event include indemnification for special, punitive, consequential or indirect damages of any kind or for any Class A-1 Taxes which shall be covered by (or expressly excluded from) the indemnification provided in Section 3.08 or for any transfer Class A-1 Taxes with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Series 2017-1 Class A-1 Notes pursuant to Section 9.17. The Co-Issuers shall give notice to the Rating Agencies of any claim for Indemnified Liabilities made under this Section 9.05(b).

(c)                                  Indemnification of each Administrative Agent and each Funding Agent. In consideration of the execution and delivery of this Agreement by each Administrative Agent and the related Funding Agent, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to indemnify and hold each Administrative Agent and each of its officers, directors, employees, affiliates and agents (collectively, the “Administrative Agent Indemnified Parties”) and such Funding Agent and each of its officers, directors, employees and agents (collectively, the “Funding Agent Indemnified Parties,” and together with the Administrative Agent Indemnified Parties, the “Applicable Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable costs and expenses incurred in connection therewith (solely to the extent not reimbursed by or on behalf of the Co-Issuers or the Guarantors) (irrespective of whether any such Applicable Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2017-1 Class A-1 Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Applicable Agent Indemnified Liabilities”), incurred by the Applicable Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Transaction Document by any of the Applicable Agent Indemnified Parties, except for any such Applicable Agent Indemnified Liabilities arising for the account of a particular Applicable Agent Indemnified Party by reason of the relevant Applicable Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Applicable Agent Indemnified Liabilities that is permissible under applicable law. The indemnity set forth in this Section 9.05(c) shall in no event include indemnification for consequential or indirect damages of any kind or for any Class A-1 Taxes which shall be covered by (or expressly excluded from) the indemnification provided in Section 3.08.

SECTION 9.06                                      Characterization as Transaction Document; Entire Agreement. This Agreement shall be deemed to be a Transaction Document for all purposes of the Base Indenture and the other Transaction Documents. This Agreement, together with the Base Indenture, the Series 2017-1 Supplement, the documents delivered pursuant to Article VII and the other Transaction Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

SECTION 9.07                                      Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address, or e-mail address set forth below its signature hereto, in the case of the Co-Issuers or the Manager, or on Schedule II, in the case of the Lender Parties, the Administrative Agents and the Funding Agents, or in each case at such other address or e-mail address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by e-mail, shall be deemed given when received.

SECTION 9.08                                      Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

SECTION 9.09                                      Tax Characterization. (a)  Each party to this Agreement (i) acknowledges that it is the intent of the parties to this Agreement that, for accounting purposes and for all federal, state and local income and franchise tax purposes, the Series 2017-1 Class A-1 Notes will be treated as evidence of indebtedness, (ii) agrees to treat the Series 2017-1 Class A-1 Notes for all such purposes as indebtedness and (iii) agrees that the provisions of the Transaction Documents shall be construed to further these intentions.

(b)                                 Each Series 2017-1 Class A-1 Noteholder shall, acting solely for this purpose as an agent of the Co-Issuers, maintain a register on which it enters the name and address of each related Lender Party (and, if applicable, Program Support Provider) and the applicable portions of the Series 2017-1 Class A-1 Outstanding Principal Amount (and stated interest) with respect to such Series 2017-1 Class A-1 Noteholder of each Lender Party (and, if applicable, Program Support Provider) that has an interest in such Series 2017-1 Class A-1 Noteholder’s Series 2017-1 Class A-1 Notes (the “Series 2017-1 Class A-1 Notes Register”), provided that no Series 2017-1 Class A-1 Noteholder shall have any obligation to disclose all or any portion of the Series 2017-1 Class A-1 Notes Register to any Person except to the extent that such disclosure is necessary to establish that such Series 2017-1 Class A-1 Notes are in registered form under Section 5f.103-1(c) of the U.S. Treasury regulations.

SECTION 9.10                                      No Proceedings; Limited Recourse.

(a)                                 The Securitization Entities. Each of the parties hereto (other than the Co-Issuers) hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of the last maturing Note issued by any Co-Issuer pursuant to the Base Indenture, it will not institute against, or join with any other Person in instituting against, any Securitization Entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law, all as more particularly set forth in Section 14.13 of the Base Indenture and subject to any retained rights set forth therein; provided, however, that nothing in this Section 9.10(a) shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to this Agreement, the Series 2017-1 Supplement, the Base Indenture or any other Transaction Document.  In the event that a Lender Party (solely in its capacity as such) takes action in violation of this Section 9.10(a), each affected Securitization Entity shall file or cause to be filed an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such Person against such Securitization Entity or the commencement of such action and raise or cause to be raised the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. Nothing contained herein shall preclude participation by a Lender Party in the assertion or defense of its claims in any such proceeding involving any Securitization Entity. The obligations of each Co-Issuer under this Agreement are solely the limited liability company or corporate, as the case may be, obligations of such Co-Issuer.

(b)                       The Conduit Investors. Each of the parties hereto hereby covenants and agrees that it will not, prior to the date that is one year and one day after the payment in full of all Commercial Paper or other debt securities or instruments issued by a Conduit Investor, institute against, or join with any other Person in instituting against, such Conduit Investor, any bankruptcy, reorganization, arrangement, insolvency, examination or liquidation proceedings, or other proceedings under any federal or state (or any other jurisdiction with authority over such Conduit Investor) bankruptcy or similar law. In the event that any such party takes action in violation of this Section 9.10(b), such related Conduit Investor may file an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such party against such Conduit Investor or the commencement of such action and raise or cause to be raised the defense that such party has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. Nothing contained herein shall preclude participation by any of the Securitization Entities, the Manager or a Lender Party in assertion or defense of its claims in any such proceeding involving a Conduit Investor. The obligations of the Conduit Investors under this Agreement are solely the corporate obligations of the Conduit Investors. No recourse shall be had for the payment of any amount owing in respect of this Agreement, including any obligation or claim arising out of or based upon this Agreement, against any stockholder, employee, officer, agent, director, member, affiliate or incorporator (or Person similar to an incorporator under state business organization laws) of any Conduit Investor; provided, however, nothing in this Section 9.10(b) shall relieve any of the foregoing Persons from any liability that any such Person may otherwise have for its gross negligence, bad faith or willful misconduct.

(c)                        The parties hereto acknowledge and agree that any fees, costs, indemnified amounts or expenses payable by a Conduit Investor pursuant to this Agreement (“Conduit Investor Amounts”) shall be payable only in accordance with the order of priorities set forth in such Conduit Investor’s commercial paper program documents and no Conduit Investor shall have any obligation to pay any amount required to be paid by it hereunder in excess of any amount received pursuant to this Agreement or the Notes and available to such Conduit Investor after paying or making provision for the payment of its commercial paper notes; provided, however, that each Committed Note Purchaser shall pay any Conduit Investor Amounts, on behalf of any Conduit Investor in such Committed Note Purchaser’s Investment Group, as and when due hereunder, to the extent that such Conduit Investor is precluded by its commercial paper program documents from paying such Conduit Investor Amounts in accordance with this Agreement.

(d)                       Notwithstanding any provisions contained in this Agreement to the contrary, no Conduit Investor shall be obligated to pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement other than in accordance with the order of priorities set out in such Conduit Investor’s commercial paper program documents and all payment obligations of each Conduit Investor hereunder are contingent on the availability of funds received pursuant to this Agreement or the Notes and in excess of the amounts necessary to pay its commercial paper notes.  Any such amount which any Conduit Investor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim against or corporate obligation of such Conduit Investor for any such insufficiency unless and until funds received pursuant to this Agreement or the Notes and are available for the payment of such amounts as aforesaid.

(e)                        The provisions of this Section 9.10 shall survive the termination of this Agreement.

SECTION 9.11                                      Confidentiality. Each Lender Party, Funding Agent and each Administrative Agent agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of the Manager and the Co-Issuers, other than (a) to their Affiliates, and their Affiliates’ officers, directors, employees, managers, administrators, trustees, agents and advisors, including, without limitation, legal counsel and accountants (it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep it confidential), (b) to actual or prospective assignees and participants, and then only on a confidential basis (after obtaining such actual or prospective assignee’s or participant’s agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11),

(c) as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Manager, as the case may be, has knowledge; provided that each Lender Party, Funding Agent and each Administrative Agent may disclose Confidential Information as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Manager, as the case may be, does not have knowledge if such Lender Party, Funding Agent or Administrative Agent is prohibited by law, rule or regulation from disclosing such requirement to the Co-Issuers or the Manager, as the case may be, (d) to (x) Program Support Providers and (y) any trustee or collateral agent for the benefit of the holders of the commercial paper notes or other senior indebtedness of a Conduit Investor appointed pursuant to such Conduit Investor’s program documents (after obtaining such Person’s agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (e) to any rating agency providing a rating for any Series or Class of Notes or any Conduit Investor’s debt, (f) to any Person acting as a placement agent, dealer or investor with respect to any Conduit Investor’s commercial paper (provided that any Confidential Information provided to any such placement agent, dealer or investor does not reveal the identity of the Co-Issuers or any of their Affiliates and is confined to information of the type that is typically provided to such entities by asset-backed commercial paper conduits), or (g) in the course of litigation with any Co-Issuer or the Manager.

“Confidential Information” means information that any Co-Issuer, any Guarantor or the Manager furnishes to a Lender Party, but does not include (i) any such information that is or becomes generally available to the public other than as a result of a disclosure in violation of this Section 9.11 or a disclosure by a Person to which a Lender Party, a Funding Agent or an Administrative Agent delivered such information, (ii) any such information that was in the possession of a Lender Party prior to its being furnished to such Lender Party by a Co-Issuer or the Manager, or (iii) any such information that is or becomes available to a Lender Party from a source other than a Co-Issuer or the Manager; provided that with respect to clauses (ii) and (iii) herein, such source is not (x) known to a Lender Party to be bound by a confidentiality agreement with a Co-Issuer or the Manager, as the case may be, with respect to the information or (y) known to a Lender Party to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

SECTION 9.12                                      GOVERNING LAW; CONFLICTS WITH INDENTURE. THIS AGREEMENT AND ALL MATTERS ARISING UNDER OR IN ANY MANNER RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW. IN THE EVENT OF ANY CONFLICTS BETWEEN THIS AGREEMENT AND THE INDENTURE, THE INDENTURE SHALL GOVERN.

SECTION 9.13                                      JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OF THE PARTIES HEREUNDER WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREUNDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.

SECTION 9.14                                      WAIVER OF JURY TRIAL. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT

THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

SECTION 9.15                                      Counterparts. This Agreement may be executed in any number of counterparts (which may include electronic transmission of counterparts) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

SECTION 9.16                                      Third Party Beneficiary. The Trustee, on behalf of the Secured Parties, and the Control Party are express third party beneficiaries of this Agreement.

SECTION 9.17                                      Assignment.

(a)                       Subject to Sections 6.03 and 9.17(f), any Committed Note Purchaser may at any time sell or assign all or any part of its rights and obligations under this Agreement, the Series 2017-1 Class A-1 Advance Notes and, in connection therewith, any other Transaction Documents to which it is a party, with the prior written consent (not to be unreasonably withheld or delayed) of the Co-Issuers, the Swingline Lender and the L/C Provider, to one or more financial institutions (an “Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit B (the “Assignment and Assumption Agreement”), executed by such Acquiring Committed Note Purchaser, such assigning Committed Note Purchaser, the Funding Agent with respect to such Committed Note Purchaser, the Co-Issuers, the Swingline Lender and the L/C Provider and delivered to the Administrative Agents; provided that no consent of the Co-Issuers shall be required for an assignment to another Committed Note Purchaser or any Affiliate of a Committed Note Purchaser or if a Rapid Amortization Event or an Event of Default has occurred and is continuing; provided, further, that no assignment pursuant to this Section 9.17 shall be made to a Competitor.

(b)                       Without limiting the foregoing, subject to Sections 6.03 and 9.17(f), each Conduit Investor may assign all or a portion of the Investor Group Principal Amount with respect to such Conduit Investor and its rights and obligations under this Agreement, the Series 2017-1 Class A-1 Advance Notes and, in connection therewith, any other Transaction Documents to which it is a party to a Conduit Assignee with respect to such Conduit Investor, without the prior written consent of the Co-Issuers. Upon such assignment by a Conduit Investor to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor, (ii) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Transaction Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Commercial Paper and/or the Series 2017-1 Class A-1 Advance Notes, shall have the benefit of all the rights and protections provided to such Conduit Investor herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all of such Conduit Investor’s obligations, if any, hereunder or under the Base Indenture or under any other Transaction Document with respect to such portion of the Investor Group Principal Amount and such Conduit Investor shall be released from such obligations, (v) all distributions in respect of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor shall be made to the applicable Funding Agent on behalf of such Conduit Assignee, (vi) the definition of the term “CP Funding Rate” with respect to the portion of the Investor Group Principal Amount with respect to such Conduit Investor, as applicable, funded or maintained with commercial paper issued by such Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “CP Funding Rate” applicable to such Conduit Assignee on the basis of the interest rate or discount applicable to Commercial Paper issued by or for the benefit of such Conduit Assignee (rather than any other Conduit Investor), (vii) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Funding Agent with respect to such Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Funding Agent may reasonably request to evidence and give effect to the foregoing. No assignment by any Conduit Investor to a Conduit Assignee of all or any portion of the Investor

Group Principal Amount with respect to such Conduit Investor shall in any way diminish the obligation of the Committed Note Purchasers in the same Investor Group as such Conduit Investor under Section 2.03 to fund any Increase not funded by such Conduit Investor or such Conduit Assignee.

(c)                        Subject to Sections 6.03 and 9.17(f), any Conduit Investor and the related Committed Note Purchaser(s) may at any time sell all or any part of their respective rights and obligations under this Agreement, the Series 2017-1 Class A-1 Advance Notes and, in connection therewith, any other Transaction Documents to which it is a party, with the prior written consent (not to be unreasonably withheld or delayed) of the Co-Issuers, the Swingline Lender and the L/C Provider, to a multi-seller commercial paper conduit, whose commercial paper is rated at least “A-1” (or then equivalent grade) from S&P, and one or more financial institutions providing support to such multi-seller commercial paper conduit (an “Acquiring Investor Group”) pursuant to a transfer supplement, substantially in the form of Exhibit C (the “Investor Group Supplement” or the “Series 2017-1 Class A-1 Investor Group Supplement”), executed by such Acquiring Investor Group, the Funding Agent with respect to such Acquiring Investor Group (including the Conduit Investor and the Committed Note Purchasers with respect to such Investor Group), such assigning Conduit Investor and the Committed Note Purchasers with respect to such Conduit Investor, the Funding Agent with respect to such assigning Conduit Investor and Committed Note Purchasers, the Co-Issuers, the Swingline Lender and the L/C Provider and delivered to the Administrative Agents; provided that no consent of the Co-Issuers shall be required for an assignment to another Committed Note Purchaser or any Affiliate of a Committed Note Purchaser and its related Conduit Investor or if a Rapid Amortization Event or an Event of Default has occurred and is continuing. For the avoidance of doubt, this Section 9.17(c) is intended to permit and provide for (i) assignments from a Committed Note Purchaser to a Conduit Investor in a different Investor Group and (ii) assignments from a Conduit Investor to a Committed Note Purchaser in a different Investor group, and, in each of (i) and (ii), Exhibit C shall be revised to reflect such assignments.

(d)                       Subject to Sections 6.03 and 9.17(f), the Swingline Lender may at any time assign all its rights and obligations hereunder and under the Series 2017-1 Class A-1 Swingline Note, in whole but not in part, with the prior written consent of the Co-Issuers and the Administrative Agents, which consent shall not be unreasonably withheld or delayed, to a financial institution pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Administrative Agents and the Co-Issuers, whereupon the assignor shall be released from its obligations hereunder; provided that no consent of the Co-Issuers shall be required if a Rapid Amortization Event or an Event of Default has occurred and is continuing; provided, further, that the prior written consent of each Funding Agent (other than any Funding Agent with respect to which all of the Committed Note Purchasers in such Funding Agent’s Investor Group are Defaulting Investors), which consent shall not be unreasonably withheld or delayed, shall be required if such financial institution is not a Committed Note Purchaser.

(e)                        Subject to Sections 6.03 and 9.17(f), the L/C Provider may at any time assign all or any portion of its rights and obligations hereunder and under the Series 2017-1 Class A-1 L/C Note with the prior written consent of the Co-Issuers and the Administrative Agents, which consent shall not be unreasonably withheld or delayed, to a financial institution pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Administrative Agents and the Co-Issuers, whereupon the assignor shall be released from its obligations hereunder to the extent so assigned; provided that no consent of the Co-Issuers shall be required if a Rapid Amortization Event or an Event of Default has occurred and is continuing.

(f)                         Any assignment of the Series 2017-1 Class A-1 Notes shall be made in accordance with the applicable provisions of the Indenture.

SECTION 9.18                                      Defaulting Investors.

(a)                       The Co-Issuers may, at their sole expense and effort, upon notice to such Defaulting Investor and the Administrative Agents, (i) require any Defaulting Investor to sell all of its rights, obligations and commitments under this Agreement, the Series 2017-1 Class A-1 Notes and, in connection therewith, any other Transaction Documents to which it is a party, to an assignee; provided that (x) such assignment is made in compliance with Section 9.17 and (y) such Defaulting Investor shall have received from such assignee an amount equal to such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such

Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder or (ii) remove any Defaulting Investor as an Investor by paying to such Defaulting Investor an amount equal to such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder.

(b)                       In the event that a Defaulting Investor desires to sell all or any portion of it rights, obligations and commitments under this Agreement, the Series 2017-1 Class A-1 Notes and, in connection therewith, any other Transaction Documents to which it is a party, to an unaffiliated third party assignee for an amount less than 100% (or, if only a portion of such rights, obligations and commitments are proposed to be sold, such portion) of such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder, such Defaulting Investor shall promptly notify the Co-Issuers of the proposed sale (the “Sale Notice”). Each Sale Notice shall certify that such Defaulting Investor has received a firm offer from the prospective unaffiliated third party and shall contain the material terms of the proposed sale, including, without limitation, the purchase price of the proposed sale and the portion of such Defaulting Investor’s rights, obligations and commitments proposed to be sold. The Co-Issuers and any of their respective Affiliates shall have an option for a period of three (3) Business Days from the date the Sale Notice is given to elect to purchase such rights, obligations and commitments at the same price and subject to the same material terms as described in the Sale Notice. The Co-Issuers or any of their respective Affiliates may exercise such purchase option by notifying such Defaulting Investor before expiration of such three (3) Business Days period that it wishes to purchase all (but not a portion) of the rights, obligations and commitments of such Defaulting Investor proposed to be sold to such unaffiliated third party. If the Co-Issuers or any of their respective Affiliates gives notice to such Defaulting Investor that it desires to purchase such, rights, obligations and commitments, the Co-Issuers or such Affiliate shall promptly pay the purchase price to such Defaulting Investor. If the Co-Issuers or any of their respective Affiliates does not respond to any Sale Notice within such three (3) Business Days period, the Co-Issuers and their respective Affiliates shall be deemed not to have exercised such purchase option.

(c)                        Notwithstanding anything to the contrary contained in this Agreement, if any Investor becomes a Defaulting Investor, then, until such time as such Investor is no longer a Defaulting Investor, to the extent permitted by applicable law:

(i)             Such Defaulting Investor’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.01.

(ii)          Any payment of principal, interest, fees or other amounts payable to the account of such Defaulting Investor (whether voluntary or mandatory, at maturity or otherwise) shall be applied (and the Co-Issuers shall instruct the Trustee to apply such amounts) as follows: first, to the payment on a pro rata basis of any amounts owing by such Defaulting Investor to the Administrative Agents hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Investor to the L/C Provider or the Swingline Lender hereunder; third, to provide cash collateral to the L/C Provider in accordance with Section 4.03(b) in an amount equal to the amount of Undrawn L/C Face Amounts at such time multiplied by the Commitment Percentage of such Defaulting Investor’s Investor Group multiplied by the Committed Note Purchaser Percentage of such Defaulting Investor; fourth, as the Co-Issuers may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which such Defaulting Investor has failed to fund its portion thereof as required by this Agreement, as determined by the Funding Administrative Agent; fifth, if so determined by the Administrative Agents and the Co-Issuers, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Investor’s potential future funding obligations with respect to Advances under this Agreement and (y) to provide cash collateral to the L/C Provider in accordance with Section 4.03(b) in an amount equal to the amount of any future Undrawn L/C Face Amounts multiplied by the Commitment Percentage of such Defaulting Investor’s Investor Group multiplied by the Committed Note Purchaser Percentage of such Defaulting Investor; sixth, to the payment of any amounts owing to the Investors, the L/C Provider or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Investor, the L/C Provider or the Swingline Lender against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Co-Issuers as a result of any judgment of a court of competent jurisdiction obtained by the Co-Issuers against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; and eighth, to such Defaulting Investor or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances or any extensions of credit resulting from a drawing under any Letter of Credit that has not been reimbursed as an Advance pursuant to Section 2.08(a) in respect of which such Defaulting Investor has not fully funded its appropriate share, and (y) such Advances were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 7.03 were satisfied or waived, such payment shall be applied solely to pay the Advances of, and extensions of credit resulting from a drawing under any Letter of Credit that has not been reimbursed as an Advance pursuant to Section 2.08(a) owed to, all non-Defaulting Investors on a pro rata basis prior to being applied to the payment of any Advances of, participations required to be purchased pursuant to Section 2.09(a) owed to, such Defaulting Investor until such time as all Advances and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Investors pro rata in accordance with the Commitments without giving effect to Section 9.18(c)(iii). Any payments, prepayments or other amounts paid or payable to a Defaulting Investor that are applied (or held) to pay amounts owed by a Defaulting Investor or to post cash collateral pursuant to this Section 9.18(c)(ii) shall be deemed paid to and redirected by such Defaulting Investor, and each Investor irrevocably consents hereto.

(iii)       All or any part of such Defaulting Investor’s participation in L/C Obligations and Swingline Loans shall be reallocated among the non-Defaulting Investors pro rata based on their Commitments (calculated without regard to such Defaulting Investor’s Commitment) but only to the extent that (x) the conditions set forth in Section 7.03 are satisfied at the time of such reallocation (and, unless the Co-Issuers shall have otherwise notified the Administrative Agents at such time, the Co-Issuers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the product of any non-Defaulting Investor’s related Investor Group Principal Amount multiplied by such non-Defaulting Investor’s Committed Note Purchaser Percentage to exceed such non-Defaulting Investor’s Commitment Amount.  No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Investor arising from that Investor having become a Defaulting Investor, including any claim of a non-Defaulting Investor as a result of such non-Defaulting Investor’s increased exposure following such reallocation.

(iv)      If the reallocation described in clause (iii) above cannot, or can only partially, be effected, the Co-Issuers shall, without prejudice to any right or remedy available to them hereunder or under law, prepay Swingline Loans in an amount equal to the amount that cannot be so reallocated.

(d)                       If the Co-Issuers, the Administrative Agents, the Swingline Lender and the L/C Provider agree in writing that an Investor is no longer a Defaulting Investor, the Funding Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Investor will, to the extent applicable, purchase that portion of outstanding Advances of the other Investors or take such other actions as the Funding Administrative Agent may determine to be necessary to cause the Advances and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Investors in accordance with their respective Commitments (without giving effect to Section 9.18(c)(iii)), whereupon such Investor will cease to be a Defaulting Investor; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Co-Issuers while that Investor was a Defaulting Investor; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Investor to Investor will constitute a waiver or release of any claim of any party hereunder arising from that Investor’s having been a Defaulting Investor.

SECTION 9.19                                      No Fiduciary Duties.  Each of the Manager and the Securitization Entities acknowledge and agree that in connection with the transaction contemplated in this Agreement, or any other services the Lender Parties may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the

Lender Parties: (a) no fiduciary or agency relationship between any of the Manager, the Securitization Entities and any other person, on the one hand, and the Lender Parties, on the other, exists; (b) the Lender Parties are not acting as advisor, expert or otherwise, to the Manager or the Securitization Entities, and such relationship between any of the Manager or the Securitization Entities, on the one hand, and the Lender Parties, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Lender Parties may have to the Manager and any of the Securitization Entities shall be limited to those duties and obligations specifically stated herein; (d) the Lender Parties and their respective affiliates may have interests that differ from those of the Manager or any of the Securitization Entities; and (e) the Manager and the Securitization Entities have consulted their own legal and financial advisors to the extent they deemed appropriate. Each of the Manager and the Securitization Entities hereby waive any claims that Manager or the Securitization Entities may have against the Lender Parties with respect to any breach of fiduciary duty in connection with the Series 2017-1 Class A-1 Notes.

SECTION 9.20                                      No Guarantee by Manager.  The execution and delivery of this Agreement by Manager shall not be construed as a guarantee or other credit support by Manager of the obligations of the Securitization Entities hereunder.  The Manager shall not be liable in any respect for any obligation of the Securitization Entities hereunder or any violation by any Securitization Entity of its covenants, representations and warranties or other agreements and obligations hereunder.

SECTION 9.21                                      Term; Termination of Agreement.  This Agreement shall terminate upon the earlier to occur of (x) the permanent reduction of the Series 2017-1 Class A-1 Notes Maximum Principal Amount to zero in accordance with Section 2.05(a) and payment in full of all monetary Obligations in respect of the Series 2017-1 Class A-1 Notes, (y) the payment in full of all monetary Obligations in respect of the Series 2017-1 Class A-1 Notes on or after the Class A-1 Notes Renewal Date (as may be extended from time to time) and (z) the satisfaction and discharge of the Indenture pursuant to Article Twelve of the Base Indenture.

SECTION 9.22                                      Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                       the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                       the effects of any Bail-In Action or any such liability, including, if applicable:

(i)             a reduction in full or in part or cancellation of any such liability;

(ii)          a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

(iii)       the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

For purposes of this Section 9.22:

“Bail-In Legislation” means in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers.

“Write-down and Conversion Powers” means in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule.

SECTION 9.23                                      Joint and Several Obligations of Co-Issuers; Master Issuer.

(a)                       Each Co-Issuer agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to each Lender Party, each Funding Agent and each Administrative Agent the prompt payment of all obligations under the Series 2017-1 Class A-1 Notes and all other amounts owed by any Co-Issuer hereunder to each Lender Party, each Funding Agent and each Administrative Agent, and the prompt performance of all agreements under the Transaction Documents.

(b)                       Each Co-Issuer hereby designates Master Issuer as its representative and agent on its behalf for the purposes of issuing requests for Borrowing and giving instructions with respect to the disbursement of the proceeds of the Advances (and such proceeds may be advanced hereunder at such direction), giving and receiving all other notices and consents hereunder or under any of the Series 2017-1 Class A-1 Notes and taking all other actions (including in respect of compliance with covenants) on behalf of any Co-Issuer or Co-Issuers hereunder or under any Series 2017-1 Class A-1 Notes.  Master Issuer hereby accepts such appointment.  Each Lender Party, each Funding Agent and each Administrative Agent may regard any notice or other communication pursuant to any Transaction Document from Master Issuer as a notice or communication from all Co-Issuers, and may give any notice or communication required or permitted to be given to any Co-Issuer or all Co-Issuers hereunder to Master Issuer on behalf of such Co-Issuer or all Co-Issuers.  Each Co-Issuer agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Master Issuer will be deemed for all purposes to have been made by such Co-Issuer and shall be binding upon and enforceable against such Co-Issuer to the same extent as if the same had been made directly by such Co-Issuer.

SECTION 9.24                                      Patriot Act.  In accordance with the USA PATRIOT Act, to help fight the funding of terrorism and money laundering activities, any Lender Party may obtain, verify and record information that identifies individuals or entities that establish a relationship with such Lender Party. Such Lender Party may ask for the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account. Such Lender Party may also ask for formation documents such as articles of incorporation, an offering memorandum, or other identifying documents to be provided.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

FOCUS BRANDS FUNDING LLC,
as a Co-Issuer

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

Address:
FOCUS Brands Inc.
5620 Glenridge Drive N.E.
Atlanta, Georgia 30342
Attention: General Counsel
Email: spowell@focusbrands.com

CARVEL FUNDING LLC,
as a Co-Issuer

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

Address:
FOCUS Brands Inc.
5620 Glenridge Drive N.E.
Atlanta, Georgia 30342
Attention: General Counsel
Email: spowell@focusbrands.com

MCALISTER’S FUNDING LLC,
as a Co-Issuer

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

Address:
FOCUS Brands Inc.
5620 Glenridge Drive N.E.
Atlanta, Georgia 30342
Attention: General Counsel
Email: spowell@focusbrands.com

Signature Page to Class A-1 Note Purchase Agreement (Series 2017-1 Class A-1)

FOCUS BRANDS INC.,
as Manager

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

Address:
FOCUS Brands Inc.
5620 Glenridge Drive N.E.
Atlanta, Georgia 30342
Attention: General Counsel
Email: spowell@focusbrands.com

Signature Page to Class A-1 Note Purchase Agreement (Series 2017-1 Class A-1)

CARVEL FUNDING HOLDCO LLC,
as a Guarantor

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

FOCUS FUNDING HOLDCO LLC,
as a Guarantor

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

MCALISTER’S FUNDING HOLDCO LLC,
as a Guarantor

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

FOCUS BRANDS SYSTEMS LLC,
as a Guarantor

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

AUNTIE ANNE’S FRANCHISOR SPV LLC,
as a Guarantor

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

Signature Page to Class A-1 Note Purchase Agreement (Series 2017-1 Class A-1)

CARVEL FRANCHISOR SPV LLC,
as a Guarantor

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

CINNABON FRANCHISOR SPV LLC,
as a Guarantor

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

MCALISTER’S FRANCHISOR SPV LLC,
as a Guarantor

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

MOE’S FRANCHISOR SPV LLC
as a Guarantor

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

SCHLOTZSKY’S FRANCHISOR SPV LLC
as a Guarantor

By:	/s/ Michael J. Dixon
Name: Michael J. Dixon
Title: Chief Financial Officer

Each Guarantor at the following address:

FOCUS Brands Inc.
5620 Glenridge Drive N.E.
Atlanta, Georgia 30342
Attention: General Counsel
Email: spowell@focusbrands.com

Signature Page to Class A-1 Note Purchase Agreement (Series 2017-1 Class A-1)

BARCLAYS BANK PLC,
as an Administrative Agent

By:	/s/ Laura Spichiger
	Name:	Laura Spichiger
	Title:	Director

Signature Page to Class A-1 Note Purchase Agreement (Series 2017-1 Class A-1)

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as an Administrative Agent

By:	/s/ Martin Snyder
Name: Martin Snyder
Title: Executive Director

By:	/s/ David Braakenburg
Name: David Braakenburg
Title: Vice President

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as L/C Provider

By:	/s/ Martin Snyder
Name: Martin Snyder
Title: Executive Director

By:	/s/ David Braakenburg
Name: David Braakenburg
Title: Vice President

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as Swingline Lender

By:	/s/ Martin Snyder
Name: Martin Snyder
Title: Executive Director

By:	/s/ David Braakenburg
Name: David Braakenburg
Title: Vice President

Signature Page to Class A-1 Note Purchase Agreement (Series 2017-1 Class A-1)

BARCLAYS BANK PLC,
as Committed Note Purchaser

By:	/s/ Laura Spichiger
Name: Laura Spichiger
Title: Director

BARCLAYS BANK PLC,
as related Funding Agent

By:	/s/ Laura Spichiger
Name: Laura Spichiger
Title: Director

Signature Page to Class A-1 Note Purchase Agreement (Series 2017-1 Class A-1)

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH,
as Committed Note Purchaser

By:	/s/ Martin Snyder
Name: Martin Snyder
Title: Executive Director

By:	/s/ David Braakenburg
Name: David Braakenburg
Title: Vice President

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH,
as related Funding Agent

By:	/s/ Martin Snyder
Name: Martin Snyder
Title: Executive Director

By:	/s/ David Braakenburg
Name: David Braakenburg
Title: Vice President

Signature Page to Class A-1 Note Purchase Agreement (Series 2017-1 Class A-1)

GIFS CAPITAL COMPANY, LLC,
as Conduit Investor

By:	/s/ R. Scott Chisholm
Name: R. Scott Chisholm
Title: Authorized Signer

Signature Page to Class A-1 Note Purchase Agreement (Series 2017-1 Class A-1)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Committed Note Purchaser

By:	/s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Authorized Signatory

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as related Funding Agent

By:	/s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Authorized Signatory

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Authorized Signatory

Signature Page to Class A-1 Note Purchase Agreement (Series 2017-1 Class A-1)

SCHEDULE I TO CLASS A-1

NOTE PURCHASE AGREEMENT

INVESTOR GROUPS AND COMMITMENTS

Investor Group/Funding Agent	Maximum Investor Group Principal Amount	Conduit Lender (if any)	Committed Note Purchaser(s)	Commitment Amount
Barclays Bank PLC	$85,000,000	N/A	Barclays Bank PLC	$85,000,000
Coöperatieve Rabobank, U.A., New York Branch	$100,000,000	N/A	Coöperatieve Rabobank, U.A., New York Branch	$100,000,000
Credit Suisse AG, Cayman Islands Branch	$15,000,000	GIFS Capital Company, LLC	Credit Suisse AG, Cayman Islands Branch	$15,000,000

Schedule I-2

SCHEDULE II TO CLASS A-1

NOTE PURCHASE AGREEMENT

NOTICE ADDRESSES FOR LENDER PARTIES AND AGENTS

Conduit Investors

GIFS Capital Company, LLC

GIFS Capital Company, LLC

Suite 4900

227 West Monroe St.

Chicago, IL 60606

Attn:      Operations

Telephone: 312-827-0100

Email: chioperations@guggenheimpartners.com

Committed Note Purchasers

Barclays Bank PLC

Barclays Bank PLC

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: 201-499-8482

Email: BarcapConduitOps@Barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Laura Spichiger

Telephone: 212-528-7475

Email: laura.spichiger@barclays.com

Coöperatieve Rabobank, U.A., New York Branch

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Transaction Management

Email: tmteam@rabobank.com

and

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Joseph Budinich

Email: secmo@rabobank.com

Schedule II-1

Credit Suisse AG, Cayman Islands Branch

Credit Suisse AG, Cayman Islands Branch

Eleven Madison Avenue

New York, New York 10010

Attention: Edward Wadsworth

Telephone: (212) 325-5641

Email: edward.wadsworth@credit-suisse.com

Attention: Erin J. McCutcheon

Telephone: (212) 538-2008

Email: erin.mccutcheon@credit-suisse.com

Schedule II-2

Funding Agents

Barclays Bank PLC

Barclays Bank PLC

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: 201-499-8482

Email: BarcapConduitOps@Barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Laura Spichiger

Telephone: 212-528-7475

Email: laura.spichiger@barclays.com

Coöperatieve Rabobank, U.A., New York Branch

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Transaction Management

Email: tmteam@rabobank.com

and

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Joseph Budinich

Email: secmo@rabobank.com

Credit Suisse AG, Cayman Islands Branch

Credit Suisse AG, Cayman Islands Branch

Eleven Madison Avenue

New York, New York 10010

Attention: Edward Wadsworth

Telephone: (212) 325-5641

Email: edward.wadsworth@credit-suisse.com

Attention: Erin J. McCutcheon

Telephone: (212) 538-2008

Email: erin.mccutcheon@credit-suisse.com

Schedule II-3

Administrative Agents

Barclays Bank PLC

Barclays Bank PLC

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: 201-499-8482

Email: BarcapConduitOps@Barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Laura Spichiger

Telephone: 212-528-7475

Email: laura.spichiger@barclays.com

Coöperatieve Rabobank, U.A., New York Branch

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Transaction Management

Email: tmteam@rabobank.com

and

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Joseph Budinich

Email: secmo@rabobank.com

Schedule II-4

Swingline Lender

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Transaction Management

Email: tmteam@rabobank.com

and

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Joseph Budinich

Email: secmo@rabobank.com

L/C Provider

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Transaction Management

Email: tmteam@rabobank.com

and

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 38th Floor

New York, NY 10167

Attention: Sandra Rodriguez

Email: rabonysblc@rabobank.com

Schedule II-5

SCHEDULE III TO CLASS A-1

NOTE PURCHASE AGREEMENT

ADDITIONAL CLOSING CONDITIONS

The following are the additional conditions to initial issuance and effectiveness referred to in Section 7.01(c):

(a)           All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be reasonably satisfactory in all material respects to the Administrative Agents, and the Co-Issuers, the Manager and the Guarantors shall have furnished to the Administrative Agents all documents and information that either Administrative Agent or its counsel may reasonably request to enable them to pass upon such matters.

(b)           Richards, Layton & Finger, PA, as Delaware counsel to the Manager, the Co-Issuers and the Guarantors, shall have furnished to the Administrative Agents and the Lender Parties written opinions that are customary for transactions of this type and reasonably satisfactory in form and substance to counsel to the Administrative Agents, addressed to the Administrative Agents and Lender Parties and dated the Closing Date.

(c)           Paul, Weiss, Rifkind, Wharton & Garrison LLP, as counsel to the Co-Issuers, the Manager and the Guarantors, shall have furnished to the Administrative Agents and the Lender Parties written opinions that are customary for transactions of this type, and including with respect to certain corporate, securities and investment company act matters, security interest matters, “true contribution” and “non-consolidation” matters and tax matters, and in each case reasonably satisfactory in form and substance to counsel to the Administrative Agents, addressed to the Administrative Agents and Lender Parties and dated the Closing Date.

(d)           DLA Piper LLP (US), as franchise counsel to the Co-Issuers, the Manager and the Guarantors, shall have furnished to the Administrative Agents and the Lender Parties written opinions that are customary for transactions of this type, reasonably satisfactory in form and substance to counsel to the Administrative Agents, addressed to the Administrative Agents and Lender Parties and dated the Closing Date.

(e)           Dentons US LLP, as counsel to the Trustee, shall have furnished to the Administrative Agents and the Lender Parties written opinions that are customary for transactions of this type, reasonably satisfactory in form and substance to counsel to the Administrative Agents, addressed to the Administrative Agents and Lender Parties and dated the Closing Date.

(f)            Andrascik & Tita LLC, as counsel to the Servicer, shall have furnished to the Administrative Agents and the Lender Parties written opinions that are customary for transactions of this type, reasonably satisfactory in form and substance to counsel to the Administrative Agents, addressed to the Administrative Agents and Lender Parties and dated the Closing Date.

(g)           Each of the Co-Issuers, the Manager and the Guarantors, as applicable, shall have furnished or caused to be furnished to the Administrative Agents a certificate of the chief financial officer of the Co-Issuers, the Manager and the Guarantors, as applicable, or other officers reasonably satisfactory to the Administrative Agents, dated as of the Closing Date, as to such matters as either Administrative Agent may reasonably request, including, without limitation, a statement that:

(i)                                     the representations, warranties and agreements of the Co-Issuers, the Manager and the Guarantors, as applicable, in any other Transaction Document to which any of the Co-Issuers, the Manager and the Guarantors, as applicable, is a party are true and correct (A) if qualified as to materiality, in all respects, and (B) if not so qualified, in all material respects, on and as of the Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (x) if qualified as to materiality, in all respects, and (y) if not so qualified, in all material respects, as of such

Schedule III-1

earlier date), and the Co-Issuers, the Manager, and each Guarantor, as applicable, has complied in all material respects with all its agreements contained herein and in any other Transaction Document to which it is a party and satisfied all the conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Closing Date;

(ii)                                  there shall exist at and as of the Series 2017-1 Closing Date no condition that would constitute an “Event of Default” (or an event that with notice or the lapse of time, or both, would constitute an “Event of Default”) under, and as defined in, the Indenture or a material breach under any of the Transaction Documents as in effect at the Series 2017-1 Closing Date (or an event that with notice or lapse of time, or both, would constitute such a material breach); and

(iii)                               subsequent to the date as of which information is given in the Pricing Disclosure Package (as defined in the Series 2017-1 Class A-2 Note Purchase Agreement), there has not been any development in the general affairs, business, properties, capitalization, condition (financial or otherwise) or results of operation of any of the Co-Issuers, the Manager or the Guarantors, as applicable, that could reasonably be expected to result in a Material Adverse Effect, except as set forth or contemplated in the Pricing Disclosure Package or the Offering Memorandum.

(h)           The Manager, the Co-Issuers and the Trustee shall have executed and delivered the Management Agreement, and the Administrative Agents shall have received a duly executed copy thereof.

(i)            The Co-Issuers, the Securities Intermediary and the Trustee shall have executed and delivered the Base Indenture, and the Administrative Agents shall have received a duly executed copy thereof.

(j)            The Series 2017-1 Supplement shall have been duly executed and delivered by the Co-Issuers, the 2017-1 Securities Intermediary and the Trustee, the Notes shall have been duly executed and delivered by the Co-Issuers and duly authenticated by the Trustee, and the Administrative Agents shall have received duly executed copies thereof.

(k)           The Guarantee and Collateral Agreement shall have been duly executed and delivered by the Guarantors and the Trustee, and the Administrative Agents shall have received a duly executed copy thereof.

(l)            Each other Transaction Documents (excluding any Series Supplements and other Transaction Documents relating solely to a Series of Notes other than the Series 2017-1 Notes) shall have been duly executed and delivered by the respective parties thereto, and the Administrative Agents shall have received duly executed copies thereof.

(m)          On the Series 2017-1 Closing Date, each of the Transaction Documents shall be in full force and effect.

(n)           The Manager, each Guarantor and the Co-Issuers shall have furnished to the Administrative Agents a certificate, in form and substance reasonably satisfactory to the Administrative Agents and dated as of the Closing Date, of the chief financial officer of such entity (or other officers reasonably satisfactory to the Administrative Agents) that such entity will be Solvent (as defined in the Series 2017-1 Class A-2 Note Purchase Agreement) immediately after the consummation of the transactions contemplated by this Agreement; provided that in the case of each Guarantor, the liabilities of the other Securitization Entities with respect to debts, liabilities and obligations for which such Guarantor is jointly and severally liable shall be taken into account.

(o)           None of the transactions contemplated by this Agreement shall be subject to an injunction (temporary or permanent) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or (to the knowledge of any Co-Issuer or the Manager) overtly threatened against any Co-Issuer, the Manager, any Guarantor, any Lender Party

Schedule III-2

or either Administrative Agent that would reasonably be expected to adversely impact the issuance of the Series 2017-1 Notes and the Guarantee or any Lender Party’s or either Administrative Agent’s activities in connection therewith or any other transactions contemplated by the Transaction Documents.

(p)           The representations and warranties of each of the Co-Issuers, the Manager and the Guarantors (to the extent a party thereto) contained in the Transaction Documents to which any of the Co-Issuers, the Manager and the Guarantors is a party will be true and correct (i) if qualified as to materiality, in all respects, and (ii) if not so qualified, in all material respects, as of the Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (x) if qualified as to materiality, in all respects, and (y) if not so qualified, in all material respects, as of such earlier date).

(q)           The Co-Issuers shall have delivered $600,000,000 of the Series 2017-1 Class A-2 Notes to the Initial Purchasers on the Series 2017-1 Closing Date.

(r)            On or prior to the Series 2017-1 Closing Date, the Manager, the Guarantors and the Co-Issuers shall have furnished to the Administrative Agents and the Lender Parties such further certificates and documents as the either Administrative Agent or any Lender Party may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for each Administrative Agent.

Schedule III-3

EXHIBIT A-1 TO CLASS A-1

NOTE PURCHASE AGREEMENT

ADVANCE REQUEST

FOCUS BRANDS FUNDING LLC,

CARVEL FUNDING LLC

MCALISTER’S FUNDING LLC

SERIES 2017-1 SENIOR NOTES, CLASS A-1

TO:

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as an Administrative Agent

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Transaction Management

Email: tmteam@rabobank.com

and

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Joseph Budinich

Email: secmo@rabobank.com

Ladies and Gentlemen:

This Advance Request is delivered to you pursuant to Section 2.03 of that certain Series 2017-1 Class A-1 Note Purchase Agreement, dated as of April 6, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2017-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined) among FOCUS Brands Funding LLC, Carvel Funding LLC, and McAlister’s Funding LLC, as Co-Issuers, the Guarantors party thereto, Focus Brands Inc., as the Manager, the Conduit Investors, the Committed Note Purchasers for each Investor Group, the Funding Agents, Coöperatieve Rabobank, U.A., New York Branch, as L/C Provider and Swingline Lender and Barclays Bank PLC and Coöperatieve Rabobank, U.A., New York Branch, as Co-Administrative Agents.

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2017-1 Class A-1 Note Purchase Agreement.

The undersigned hereby requests that Advances be made in the aggregate principal amount of $    on           , 20    .

[IF ISSUER IS ELECTING EURODOLLAR RATE FOR THESE ADVANCES ON THE DATE MADE IN ACCORDANCE WITH SECTION 3.01(b) OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, ADD THE FOLLOWING SENTENCE: The undersigned hereby elects that the Advances that are not funded at the CP Rate by an Eligible Conduit Investor shall be Eurodollar Advances and the related Eurodollar Interest Accrual Period shall commence on the date of such Eurodollar Advances and end on but excluding the date [one month subsequent to such date] [two months subsequent to such date] [three months subsequent to such date] [six months subsequent to such date] [twelve months subsequent to such date].]

A-1-1

The undersigned hereby acknowledges that the delivery of this Advance Request and the acceptance by the undersigned of the proceeds of the Advances requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Series 2017-1 Class A-1 Note Purchase Agreement have been satisfied and all statements set forth in Section 6.01 of the Series 2017-1 Class A-1 Note Purchase Agreement are true and correct.

The undersigned agrees that if prior to the time of the Advances requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify both you and each Investor. Except to the extent, if any, that prior to the time of the Advances requested hereby you and each Investor shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advances as if then made.

Please wire transfer the proceeds of the Advances, [first, $[       ] to the Swingline Lender and $[       ] to the L/C Provider for application to repayment of outstanding Swingline Loans and Unreimbursed L/C Drawings, as applicable, and, second], to the Co-Issuers pursuant to the following instructions:

[insert payment instruction for payment to Co-Issuers]

A-1-2

The undersigned has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this      day of           , 20   .

FOCUS BRANDS INC., as Manager on behalf of the Co-Issuers

By:
Name:
Title:

A-1-3

EXHIBIT A-2 TO CLASS A-1

NOTE PURCHASE AGREEMENT

SWINGLINE LOAN REQUEST

FOCUS BRANDS FUNDING LLC,

CARVEL FUNDING LLC

MCALISTER’S FUNDING LLC

SERIES 2017-1 SENIOR NOTES, CLASS A-1

TO:

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as Swingline Lender

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Transaction Management

Email: tmteam@rabobank.com

and

Coöperatieve Rabobank, U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Joseph Budinich

Email: secmo@rabobank.com

Ladies and Gentlemen:

This Swingline Loan Request is delivered to you pursuant to Section 2.06 of that certain Series 2017-1 Class A-1 Note Purchase Agreement, dated as of April 6, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2017-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined) among FOCUS Brands Funding LLC, Carvel Funding LLC, and McAlister’s Funding LLC, as Co-Issuers, the Guarantors party thereto, Focus Brands Inc., as the Manager, the Conduit Investors, the Committed Note Purchasers for each Investor Group, the Funding Agents, Coöperatieve Rabobank, U.A., New York Branch, as L/C Provider and Swingline Lender and Barclays Bank PLC and Coöperatieve Rabobank, U.A., New York Branch, as Co-Administrative Agents.

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2017-1 Class A-1 Note Purchase Agreement.

The undersigned hereby requests that Swingline Loans be made in the aggregate principal amount of $    on      , 20   .

The undersigned hereby acknowledges that the delivery of this Swingline Loan Request and the acceptance by the undersigned of the proceeds of the Swingline Loans requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Series 2017-1 Class A-1 Note Purchase Agreement have been satisfied and all statements set forth in Section 6.01 of the Series 2017-1 Class A-1 Note Purchase Agreement are true and correct.

The undersigned agrees that if prior to the time of the Swingline Loans requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify you.

A-2-1

Except to the extent, if any, that prior to the time of the Swingline Loans requested hereby you shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Swingline Loans as if then made.

Please wire transfer the proceeds of the Swingline Loans to the applicable Co-Issuer pursuant to the following instructions:

[insert payment instructions for payment to the applicable Co-Issuer]

A-2-2

The undersigned has caused this Swingline Loan Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this      day of          , 20   .

FOCUS BRANDS INC.,
as Manager on behalf of the Co-Issuers

By:
Name:
Title:

A-2-3

EXHIBIT B TO CLASS A-1

NOTE PURCHASE AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [  ], among [          ] (the “Transferor”), each purchaser listed as an Acquiring Committed Note Purchaser on the signature pages hereof (each, an “Acquiring Committed Note Purchaser”), the Funding Agent with respect to such Acquiring Committed Note Purchaser listed on the signature pages hereof (each, a “Funding Agent”), and the Co-Issuers, Swingline Lender and L/C Provider listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, this Assignment and Assumption Agreement is being executed and delivered in accordance with Section 9.17(a) of that certain Series 2017-1 Class A-1 Note Purchase Agreement, dated as of April 6, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2017-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined) among FOCUS Brands Funding LLC, Carvel Funding LLC, and McAlister’s Funding LLC, as Co-Issuers, the Guarantors party thereto, Focus Brands Inc., as the Manager, the Conduit Investors, the Committed Note Purchasers for each Investor Group, the Funding Agents, Coöperatieve Rabobank, U.A., New York Branch, as L/C Provider and Swingline Lender and Barclays Bank PLC and Coöperatieve Rabobank, U.A., New York Branch, as Co-Administrative Agents;

WHEREAS, each Acquiring Committed Note Purchaser (if it is not already an existing Committed Note Purchaser) wishes to become a Committed Note Purchaser party to the Series 2017-1 Class A-1 Note Purchase Agreement; and

WHEREAS, the Transferor is selling and assigning to each Acquiring Committed Note Purchaser, [all] [a portion of] its rights, obligations and commitments under the Series 2017-1 Class A-1 Note Purchase Agreement, the Series 2017-1 Class A-1 Advance Notes and each other Transaction Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Assignment and Assumption Agreement by each Acquiring Committed Note Purchaser, each related Funding Agent, the Transferor, the Swingline Lender, the L/C Provider and, to the extent required by Section 9.17(a) of the Series 2017-1 Class A-1 Note Purchase Agreement, the Co-Issuers (the date of such execution and delivery, the “Transfer Issuance Date”), each Acquiring Committed Note Purchaser shall be a Committed Note Purchaser party to the Series 2017-1 Class A-1 Note Purchase Agreement for all purposes thereof.

The Transferor acknowledges receipt from each Acquiring Committed Note Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Committed Note Purchaser (the “Purchase Price”), of the portion being purchased by such Acquiring Committed Note Purchaser (such Acquiring Committed Note Purchaser’s “Purchased Percentage”) of (i) the Transferor’s Commitment under the Series 2017-1 Class A-1 Note Purchase Agreement and (ii) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Committed Note Purchaser, without recourse, representation or warranty, and each Acquiring Committed Note Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Committed Note Purchaser’s Purchased Percentage of (x) the Transferor’s Commitment under the Series 2017-1 Class A-1 Note Purchase Agreement and (y) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount.

The Transferor has made arrangements with each Acquiring Committed Note Purchaser with respect to [(i)] the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Committed Note Purchaser of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor pursuant to Section 3.02 of the Series 2017-1 Class A-1 Note

Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Committed Note Purchaser to the Transferor of Fees or [                 ] received by such Acquiring Committed Note Purchaser pursuant to the Series 2017-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Series 2017-1 Supplement or the Series 2017-1 Class A-1 Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor and the Acquiring Committed Note Purchasers, as the case may be, in accordance with their respective interests as reflected in this Assignment and Assumption Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Assignment and Assumption Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment and Assumption Agreement.

By executing and delivering this Assignment and Assumption Agreement, the Transferor and each Acquiring Committed Note Purchaser confirm to and agree with each other and the other parties to the Series 2017-1 Class A-1 Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2017-1 Supplement, the Series 2017-1 Class A-1 Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2017-1 Class A-1 Notes, the Transaction Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the Co-Issuers of any of the Co-Issuers’ obligations under the Indenture, the Series 2017-1 Class A-1 Note Purchase Agreement, the Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Committed Note Purchaser confirms that it has received a copy of the Indenture, the Series 2017-1 Class A-1 Note Purchase Agreement and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iv) each Acquiring Committed Note Purchaser will, independently and without reliance upon either Administrative Agent, the Transferor, the Funding Agent or any other Investor Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2017-1 Class A-1 Note Purchase Agreement; (v) each Acquiring Committed Note Purchaser appoints and authorizes each Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2017-1 Class A-1 Note Purchase Agreement as are delegated to such Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2017-1 Class A-1 Note Purchase Agreement; (vi) each Acquiring Committed Note Purchaser appoints and authorizes its related Funding Agent to take such action as agent on its behalf and to exercise such powers under the Series 2017-1 Class A-1 Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2017-1 Class A-1 Note Purchase Agreement; (vii) each Acquiring Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2017-1 Class A-1 Note Purchase Agreement are required to be performed by it as an Acquiring Committed Note Purchaser; and (viii) each Acquiring Committed Note Purchaser hereby represents and warrants to the Co-Issuers and the Manager that: (A) it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers, and the Manager and their respective representatives; (B) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2017-1 Class A-1 Notes; (C) it is purchasing the Series 2017-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2017-1 Class A-1 Notes; (D) it understands that (I) the Series 2017-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (II) the Co-Issuers are not required to register the Series 2017-1 Class A-1 Notes, (III) any permitted transferee hereunder must meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2017-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2017-1 Class A-1 Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2017-1 Class A-1 Notes; (F) it understands that the Series 2017-1 Class A-1 Notes will bear the legend set out in the form of Series 2017-1 Class A-1 Notes attached to the Series 2017-1 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2017-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2017-1 Class A-1 Note Purchase Agreement.

Schedule I hereto sets forth (i) the Purchased Percentage for each Acquiring Committed Note Purchaser, (ii) the revised Commitment Amounts of the Transferor and each Acquiring Committed Note Purchaser, and (iii) the revised Maximum Investor Group Principal Amounts for the Investor Groups of the Transferor and each Acquiring Committed Note Purchaser (it being understood that if the Transferor was part of a Conduit Investor’s Investor Group and the Acquiring Committed Note Purchaser is intended to be part of the same Investor Group, there will not be any change to the Maximum Investor Group Principal Amount for that Investor Group) and (iv) administrative information with respect to each Acquiring Committed Note Purchaser and its related Funding Agent.

This Assignment and Assumption Agreement and all matters arising under or in any manner relating to this Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other that the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2017-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AND ASSUMPTION AGREEMENT OR THE SERIES 2017-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS ASSIGNMENT AND ASSUMPTION AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor

By:
Name:
Title:

By:
Name:
Title:

[ ], as Acquiring Committed Note Purchaser

By:
Name:
Title:

[ ], as Funding Agent

By:
Name:
Title:

CONSENTED AND ACKNOWLEDGED BY THE CO-ISSUERS:

FOCUS BRANDS FUNDING LLC,
as a Co-Issuer

By:
Name:
Title:

CARVEL FUNDING LLC, as a Co-Issuer

By:
Name:
Title:

MCALISTER’S FUNDING LLC,
as a Co-Issuer

By:
Name:
Title:

CONSENTED BY:

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as Swingline Lender

By:
Name:
Title:

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as L/C Provider

By:
Name:
Title:

SCHEDULE I TO

ASSIGNMENT AND ASSUMPTION AGREEMENT

LIST OF ADDRESSES FOR NOTICES
AND OF COMMITMENT AMOUNTS

[                                               ], as Transferor

Prior Commitment Amount: $[                            ]

Revised Commitment Amount:                                                                   $[              ]

Prior Maximum Investor Group

Principal Amount:                 $[                           ]

Revised Maximum Investor

Group Principal Amount:     $[                           ]

Related Conduit Investor

(if applicable)      [                                                ]

[                                                                               ], as

Acquiring Committed Note Purchaser Address:

Attention:

Telephone:

Email:

Purchased Percentage of Transferor’s Commitment: [       ]%

Prior Commitment Amount: $[       ]

Revised Commitment Amount:                     $[       ]

Prior Maximum Investor Group

Principal Amount:                                             $[         ]

Revised Maximum Investor Group Principal Amount:                                             $[           ]

Related Conduit Investor (if applicable)                         [           ]

[                     ], as related Funding Agent

Address:

Attention:

Telephone:

Email:

EXHIBIT C TO CLASS A-1

NOTE PURCHASE AGREEMENT

INVESTOR GROUP SUPPLEMENT, dated as of [      ], among (i) [          ] (the “Transferor Investor Group”), (ii) [            ] (the “Acquiring Investor Group”), (iii) the Funding Agent with respect to the Acquiring Investor Group listed on the signature pages hereof (each, a “Funding Agent”), and (iv) the Co-Issuers, the Swingline Lender and the L/C Provider listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, this Investor Group Supplement is being executed and delivered in accordance with Section 9.17(c) of that certain Series 2017-1 Class A-1 Note Purchase Agreement, dated as of April 6, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2017-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined) among FOCUS Brands Funding LLC, Carvel Funding LLC, and McAlister’s Funding LLC, as Co-Issuers, the Guarantors party thereto, Focus Brands Inc., as the Manager, the Conduit Investors, the Committed Note Purchasers for each Investor Group, the Funding Agents, Coöperatieve Rabobank, U.A., New York Branch, as L/C Provider and Swingline Lender and Barclays Bank PLC and Coöperatieve Rabobank, U.A., New York Branch, as Co-Administrative Agents;

WHEREAS, the Acquiring Investor Group wishes to become a Conduit Investor and [a] Committed Note Purchaser[s] with respect to such Conduit Investor under the Series 2017-1 Class A-1 Note Purchase Agreement; and

WHEREAS, the Transferor Investor Group is selling and assigning to the Acquiring Investor Group [all] [a portion of] its respective rights, obligations and commitments under the Series 2017-1 Class A-1 Note Purchase Agreement, the Series 2017-1 Class A-1 Advance Notes and each other Transaction Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Investor Group Supplement by the Acquiring Investor Group, each related Funding Agent with respect thereto, the Transferor Investor Group, the Swingline Lender, the L/C Provider and, to the extent required by Section 9.17(c) of the Series 2017-1 Class A-1 Note Purchase Agreement (the date of such execution and delivery, the “Transfer Issuance Date”) the Co-Issuers, the Conduit Investor and the Committed Note Purchaser[s] with respect to the Acquiring Investor Group shall be parties to the Series 2017-1 Class A-1 Note Purchase Agreement for all purposes thereof.

The Transferor Investor Group acknowledges receipt from the Acquiring Investor Group of an amount equal to the purchase price, as agreed between the Transferor Investor Group and the Acquiring Investor Group (the “Purchase Price”), of the portion being purchased by the Acquiring Investor Group (the Acquiring Investor Group’s “Purchased Percentage”) of (i) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2017-1 Class A-1 Note Purchase Agreement and (ii) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount. The Transferor Investor Group hereby irrevocably sells, assigns and transfers to the Acquiring Investor Group, without recourse, representation or warranty, and the Acquiring Investor Group hereby irrevocably purchases, takes and assumes from the Transferor Investor Group, such Acquiring Investor Group’s Purchased Percentage of (x) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2017-1 Class A-1 Note Purchase Agreement and (y) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount.

The Transferor Investor Group has made arrangements with the Acquiring Investor Group with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Investor Group to such Acquiring Investor Group of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor Investor Group pursuant to Section 3.02 of the Series

2017-1 Class A-1 Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Investor Group to the Transferor Investor Group of Fees or [                                ] received by such Acquiring Investor Group pursuant to the Series 2017-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor Investor Group pursuant to the Series 2017-1 Supplement or the Series 2017-1 Class A-1 Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor Investor Group and the Acquiring Investor Group, as the case may be, in accordance with their respective interests as reflected in this Investor Group Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Investor Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Investor Group Supplement.

The Acquiring Investor Group has executed and delivered to the Administrative Agents a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2017-1 Class A-1 Note Purchase Agreement.

By executing and delivering this Investor Group Supplement, the Transferor Investor Group and the Acquiring Investor Group confirm to and agree with each other and the other parties to the Series 2017-1 Class A-1 Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2017-1 Supplement, the Series 2017-1 Class A-1 Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2017-1 Class A-1 Notes, the Transaction Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the Co-Issuers of any of the Co-Issuers’ obligations under the Indenture, the Series 2017-1 Class A-1 Note Purchase Agreement, the Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) the Acquiring Investor Group confirms that it has received a copy of the Indenture, the Series 2017-1 Class A-1 Note Purchase Agreement and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Investor Group Supplement; (iv) the Acquiring Investor Group will, independently and without reliance upon either Administrative Agent, the Transferor Investor Group, the Funding Agents or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2017-1 Class A-1 Note Purchase Agreement; (v) the Acquiring Investor Group appoints and authorizes each applicable Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2017-1 Class A-1 Note Purchase Agreement as are delegated to such Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2017-1 Class A-1 Note Purchase Agreement; (vi) each member of the Acquiring Investor Group appoints and authorizes its related Funding Agent, listed on Schedule I hereto, to take such action as agent on its behalf and to exercise such powers under the Series 2017-1 Class A-1 Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2017-1 Class A-1 Note Purchase Agreement; (vii) each member of the Acquiring Investor Group agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2017-1 Class A-1 Note Purchase Agreement are required to be performed by it as a member of the Acquiring Investor Group; and (viii) each member of the Acquiring Investor Group hereby represents and warrants to the Co-Issuers and the Manager that: (A) it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives; (B) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2017-1 Class A-1 Notes; (C) it is purchasing the Series 2017-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2017-1 Class A-1 Notes; (D) it understands that (I) the Series 2017-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (II) the Co-Issuers are not required to register the Series 2017-1 Class A-1 Notes, (III) any permitted transferee hereunder must meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2017-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2017-1 Class A-1 Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2017-1 Class A-1 Notes; (F) it understands that the Series 2017-1 Class A-1 Notes will bear the legend set out in the form of Series 2017-1 Class A-1 Notes attached to the Series 2017-1 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2017-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2017-1 Class A-1 Note Purchase Agreement.

Schedule I hereto sets forth (i) the Purchased Percentage for the Acquiring Investor Group, (ii) the revised Commitment Amounts of the Transferor Investor Group and the Acquiring Investor Group, and (iii) the revised Maximum Investor Group Principal Amounts for the Transferor Investor Group and the Acquiring Investor Group and (iv) administrative information with respect to the Acquiring Investor Group and its related Funding Agent.

This Investor Group Supplement and all matters arising under or in any manner relating to this Investor Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other that the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2017-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS INVESTOR GROUP SUPPLEMENT OR THE SERIES 2017-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS INVESTOR GROUP SUPPLEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Investor Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor Investor Group

By:

Name:
Title

[ ], as Acquiring Investor Group

By:
Name:
Title:

[ ], as Funding Agent

By:
Name:
Title

CONSENTED AND ACKNOWLEDGED
BY THE CO-ISSUERS:

FOCUS BRANDS FUNDING LLC,
as a Co-Issuer

By:
Name:
Title:

CARVEL FUNDING LLC,
as a Co-Issuer

By:
Name:
Title:

MCALISTER’S FUNDING LLC,
as a Co-Issuer

By:
Name:
Title:

CONSENTED BY:

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as Swingline Lender

By:
Name:
Title:

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as L/C Provider

By:
Name:
Title:

SCHEDULE I TO

INVESTOR GROUP SUPPLEMENT

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT AMOUNTS

[                                               ], as Transferor Investor Group

Prior Commitment Amount: $[          ]

Revised Commitment Amount:                     $[          ]

Prior Maximum Investor Group

Principal Amount:                                             $[          ]

Revised Maximum Investor

Group Principal Amount:        $[          ]

[                                               ], as Acquiring Investor Group

Address:

Attention:

Telephone:

Email:

Purchased Percentage of

Transferor Investor Group’s Commitment: [       ]%

Prior Commitment Amount: $[        ]

Revised Commitment Amount:                     $[      ]

Prior Maximum Investor Group

Principal Amount:                                             $[

Revised Maximum Investor

Group Principal Amount:        $[

[                                                       ], as related Funding Agent

Address:

Attention:
Telephone:

Email:

EXHIBIT D TO CLASS A-1

NOTE PURCHASE AGREEMENT

[FORM OF PURCHASER’S LETTER]

[INVESTOR]
[INVESTOR ADDRESS]
Attention: [INVESTOR CONTACT]	[Date]

Ladies and Gentlemen:

Reference is hereby made to the Class A-1 Note Purchase Agreement dated as of April  6, 2017 (the “NPA”) relating to the offer and sale (the “Offering”) of up to $[    ] of Series 2017-1 Variable Funding Senior Notes, Class A-1 (the “Securities”) of FOCUS Brands Funding LLC, Carvel Funding LLC and McAlister’s Funding LLC (collectively, the “Co-Issuers”). The Offering will not be required to be registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Act”) under an exemption from registration granted in Section 4(a)(2) of the Act and Regulation D promulgated under the Act. Each of Barclays Bank PLC and Coöperatieve Rabobank, U.A., New York Branch is acting as co- administrative agent (the “Administrative Agents”) in connection with the Offering.  Unless otherwise defined herein, capitalized terms have the definitions ascribed to them in the NPA. Please confirm with us your acknowledgement and agreement with the following:

(a)                                 You are an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an “Accredited Investor”) and have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and are able and prepared to bear the economic risk of investing in, the Securities.

(b)                                 No Administrative Agent nor its Affiliates (i) has provided you with any information with respect to the Co-Issuers, the Securities or the Offering other than the information contained in the NPA, which was prepared by the Co-Issuers, or (ii) makes any representation as to the credit quality of the Co-Issuers or the merits of an investment in the Securities. The Administrative Agents have not provided you with any legal, business, tax or other advice in connection with the Offering or your possible purchase of the Securities.

(c)                                  You acknowledge that you have completed your own diligence investigation of the Co-Issuers and the Securities and have had sufficient access to the agreements, documents, records, officers and directors of the Co-Issuers to make your investment decision related to the Securities. You further acknowledge that you have had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives.

(d)                                 Each Administrative Agent may currently or in the future own securities issued by, or have business relationships (including, among others, lending, depository, risk management, advisory and banking relationships) with, any Co-Issuer and its affiliates, and such Administrative Agent will manage such security positions and business relationships as it determines to be in its best interests, without regard to the interests of the holders of the Securities.

(e)                                  You are purchasing the Securities for your own account, or for the account of one or more Persons who are Accredited Investors and who meet the criteria described in paragraph (a) above and for whom you are acting with complete investment discretion, for investment purposes only and not with a view to a distribution in violation of the Securities Act, subject, nevertheless, to the understanding that the disposition of your property shall at all times be and remain within your control, and neither you nor your Affiliates has engaged in any general solicitation or general advertising within the meaning of the Act, or the rules and regulations promulgated thereunder with respect to the Securities. You confirm that, to the extent you are purchasing the Securities for the account of one or more other Persons, (i) you have been duly authorized to make the representations, warranties, acknowledgements and agreements set forth herein on their behalf and (ii) the provisions of this letter constitute legal, valid and binding obligations of you and any other Person for whose account you are acting;

(f)                                   You understand that (i) the Securities have not been and will not be registered or qualified under the Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (ii) the Co-Issuers are not required to register the Securities, (iii) any permitted transferee under the NPA must be an Accredited Investor and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2017-1 Supplement and Section 9.03 or 9.17 of the NPA, as applicable;

(g)                                  You will comply with the requirements of paragraph (f) above in connection with any transfer by you of the Securities;

(h)                                 You understand that the Securities will bear the legend set out in the form of Securities attached to the Series 2017-1 Supplement and be subject to the restrictions on transfer described in such legend;

(i)                                     Either (i) you are not acquiring or holding the Securities for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or provisions under any Similar Law (as defined in the Series 2017-1 Supplemental Definitions List attached to the Series 2017-1 Supplement as Annex A) or (ii) your purchase and holding of the Securities will not constitute or result in  a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law; and

(j)                                    You will obtain for the benefit of the Co-Issuers from any purchaser of the Securities substantially the same representations and warranties contained in the foregoing paragraphs.

This letter agreement will be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other that the State of New York.

You understand that each Administrative Agent will rely upon this letter agreement in acting as an Administrative Agent in connection with the Offering. You agree to notify the Administrative Agents promptly in writing if any of your representations, acknowledgements or agreements herein cease to be accurate and complete. You irrevocably authorize the Administrative Agents to produce this letter to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters set forth herein.

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as an Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

BARCLAYS BANK PLC, as an Administrative Agent

By:
Name:
Title:

Agreed and Acknowledged:

[INVESTOR]

By:
Name:
Title: